UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21846

Clough Global Opportunities Fund

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Karen S. Gilomen, Secretary

Clough Global Opportunities Fund

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: October 31

Date of reporting period: November 1, 2016 – October 31, 2017

Item 1. Reports to Stockholders.

Section 19(b) Disclosure

October 31, 2017 (Unaudited)

Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (each a “Fund” and collectively, the “Funds”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Fund’s Board of Trustees (the “Board”), have adopted a plan, consistent with each Fund’s investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan” ). In accordance with the Plan, until July 2019, each Fund will pay monthly distributions in an annualized amount of not less than 10% of the respective Fund's average monthly net asset value (“NAV”). From August 2019 to July 2021, each Fund will pay monthly distributions in an amount not less than the average distribution rate of a peer group of closed-end funds selected by the Board of Trustees.

Under the Plan, each Fund will distribute all available investment income to its shareholders, consistent with each Fund's primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, each Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases to enable each Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about each Fund’s investment performance from the amount of these distributions or from the terms of the Plan. Each Fund’s total return performance on net asset value is presented in its financial highlights table.

Until July 2021, each Board may amend, suspend or terminate each Fund’s Plan without prior notice if the Board determines in good faith that continuation would constitute a breach of fiduciary duty or would violate the Investment Company Act of 1940. The suspension or termination of the Plan could have the effect of creating a trading discount (if a Fund's stock is trading at or above net asset value) or widening an existing trading discount. Each Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Notes to Financial Statements in the Annual Report to Shareholders for a more complete description of its risks.

Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for each Fund's current fiscal period. Section 19(a) notices for each Fund, as applicable, are available on the Clough Global Closed-End Funds website www.cloughglobal.com.

Clough Global Funds	Table of Contents

Shareholder Letter	2
Portfolio Allocation
Clough Global Dividend and Income Fund	7
Global Equity Fund	8
Global Opportunities Fund	9
Statement of Investments
Clough Global Dividend and Income Fund	10
Global Equity Fund	15
Global Opportunities Fund	19
Statements of Assets and Liabilities	24
Statements of Operations	25
Statements of Changes in Net Assets	26
Statements of Cash Flows	29
Financial Highlights
Clough Global Dividend and Income Fund	30
Global Equity Fund	31
Global Opportunities Fund	32
Notes to Financial Statements	33
Report of Independent Registered Public Accounting Firm	52
Dividend Reinvestment Plan	53
Additional Information
Fund Proxy Voting Policies & Procedures	54
Portfolio Holdings	54
Notice	54
Shareholder Meeting	54
Section 19(A) Notices	54
Tax Designations	55
Trustees & Officers	56
Privacy Policy	61

Clough Global Funds	Shareholder Letter

October 31, 2017 (Unaudited)

To Our Investors:

Annual Results

Clough Global Dividend and Income Fund (GLV)

During the year ended October 31, 2017, the Clough Global Dividend and Income Fund's total return, assuming reinvestment of all distributions, was 17.89% based on the net asset value and 34.22% based on the market price of the Fund. The S&P 500 and the Blended Index (50% Barclays U.S. Aggregate Index, 50% MSCI World Index) returned 23.63% and 11.68% respectively over the same period. During the year ended October 31, 2017, the Fund paid $1.29 per share in distributions. As of October 31st, the Fund had a dividend distribution rate on the market price of 9.11%.

Clough Global Equity Fund (GLQ)

During the year ended October 31, 2017, the Clough Global Equity Fund's total return, assuming reinvestment of all distributions, was 25.99% based on the net asset value and 41.01% based on the market price of the Fund. The S&P 500 and the MSCI World Index returned 23.63% and 23.46% respectively over the same period. During the year ended October 31, 2017, the Fund paid $1.24 per share in distributions. As of October 31st, the Fund had a dividend distribution rate on the market price of 9.08%.

Clough Global Opportunities Fund (GLO)

During the year ended October 31, 2017, the Clough Global Opportunities Fund's total return, assuming reinvestment of all distributions, was 20.99% based on the net asset value and 39.95% based on the market price of the Fund. The S&P 500 and the Blended Index (25% Barclays U.S. Aggregate Index, 75% MSCI World Index) returned 23.63% and 17.44% respectively over the same period. During the year ended October 31, 2017, the Fund paid $1.07 per share in distributions. As of October 31st, the Fund had a dividend distribution rate on the market price of 9.37%.

Final Thoughts for Fiscal Year 2017

For the fiscal year ending on October 31, 2017, all three funds exhibited very strong absolute and relative performance to their respective benchmarks. The leading contributors to performance were found in the information technology and consumer discretionary sectors while the largest detractors were in financial and industrial short positions.

The largest individual contributor in all three funds was Apple. Bank of America, Citigroup, as well as Liberty Ventures were also top performers that are still large positions in the portfolio today. We will go into more detail on our larger themes later in the letter.

During the fiscal period, the top five detractors included US Treasuries, Deutsche Lufthansa, Fairway Energy, KBW Regional Bank ETF and State Bank of India.

Our short position in the KBW Regional Bank ETF was a large detractor, but we are inclined to keep this position as a flattening yield curve and cost pressures continue to cut into small banks’ margins and ability to compete with the larger money center banks. We are still very bullish on India, but decided to exit the State Bank of India position. We still believe in a low rate environment going forward so we will continue to hold the US Treasuries despite the losses incurred this year. The recent flattening in the yield curve has offset some of these losses. The funds’ short position in German airline Deutsche Lufthansa was also a detractor and is no longer held in the funds. Fairway Energy is a privately held security that is in the process of building salt domes for oil storage in Texas. Construction delays and the active hurricane season have delayed the initial public offering.

COMMENTARY ON SOME OF OUR CURRENT LARGER THEMES

THE APPLE-LED SMARTPHONE CYCLE

Both Apple Inc. and Samsung remain among our largest current holdings. Sentiment surrounding the smartphone demand cycle, in particular the iPhone X (“X”), is too pessimistic and we think the market is seriously under pricing the phone’s likely success. Reports of disappointing sales of the iPhone 8 simply point to more pent up demand for the more profitable X, in our view. Over the next few years, as Apple moves its loyal user base to the iPhone X and iPhone 8+, there is a likelihood that pricing will rise by 30-40% over older iPhone models. That says to us that revenues will likely expand far more than current analyst models indicate. There is a lot more profit margin built into the X as price increases do far more than simply adjust for component costs. While announced price increases are $200 higher on the X, for example, we do not think costs will be up more than $80. Yet Apple stock sells at 11x earnings per share (EPS) once balance sheet cash is deducted. We also think investors will come to understand that the value of Apple’s loyal customer base is unrecognized by the marketplace and its secular price-earnings ratio (P/E) can rise.

Meanwhile, Samsung is demonstrating that a $950 phone can sell even in emerging markets and that indicates Apple’s iPhone X could be very successful in China and other emerging markets. The Samsung Galaxy Note 8 upon introduction received over 250,000 registrations in almost no time. Ironically for Samsung, we think there is more money to be made selling components to Apple than in selling its own phones. The company is also a strong participant in both semiconductor memory and organic light-emitting diode (OLED) screen design which will be used across all industry products. Yet despite this near proprietary technological leadership, the stock sells at a mere three times earnings before interest, tax, depreciation, and amortization (EBITDA) to enterprise value.

2	www.cloughglobal.com

Clough Global Funds	Shareholder Letter

October 31, 2017 (Unaudited)

CHINA INTERNET

A significant part of our China portfolio includes a number of what we consider to be “best in class” China internet companies. After flat lining for several years, China internet stocks are performing in response to acceleration in revenues that we think is sustainable. E-commerce activity is booming in China, it is almost double that of the United States, and the backdrop for sustained growth in internet activity is strong. The most inefficient state-owned enterprises (SOEs) are being restructured and in the industrial sector steel and coal manufacturing is being replaced by auto and aerospace components. And finally the “One Belt, One Road” initiative, a development strategy that focuses on connectivity between Eurasian countries, looms as a massive infrastructure event promising strong fiscal stimulus in coming years.

China's internet companies are finding more effective ways to monetize their customer bases, and the companies are penetrating into third tier cities where incomes are growing more rapidly. They are also pushing the envelope in terms of innovation. The stocks in the aggregate trade at substantial discounts to their US counterparts, which is understandable given complicated offshore public ownership structures. Our view, however, is that these companies have global ambitions so global stock ownership makes sense and their growth rates are so much higher that valuations can converge somewhat over time.

We believe a number of our current portfolio holdings in this area have very attractive sustainable growth trajectories driven by a number of factors. For example, JD.com operates in the business to consumer sector of China's internet economy, and is the only company in China with end to end logistics. As a result, the customer experience is considered better than most competitors. Many of its clients are offered same day/next day delivery, for example.

A current holding in GLQ and GLO, Baidu, is China's dominant search engine with over 80% market share. The company's past financial performance had been hurt by ill-advised investments in the online to offline segment, which dragged corporate operating margins from the low 40% range in 2013 to the low 20% range in the beginning of 2017. What makes us more optimistic about the prospects for the stock, however, was the appointment in the beginning of January of Qi Lu as president of the company. Mr. Lu was a key deputy to Microsoft’s Chief Executive Officer Satya Nadella and was in charge of the Office and Bing search engine products. Since his ascension, we have seen Baidu divest from some of its non-core businesses and focus its efforts not only in search, but also in its iQiyi business, which is similar to Netflix, and artificial intelligence. We have recently seen his efforts pay off, with operating margins recovering nicely in the company’s most recent quarter. Management recently guided for better-than-consensus revenues. We believe that Baidu’s restructuring is just beginning and the company's growth drivers in search, video and artificial intelligence have created a nice platform for sustainable growth.

Baozun is the leading provider of ecommerce solutions in China. As e-commerce in China grows, the need for supply chains solutions, especially warehousing, will also grow. There is a particular opportunity to provide these services to foreign brands as they grow their business on Alibaba, JD.com and their own websites. There is also a large need to service local Chinese businesses as they migrate from offline to online. These business need a platform to manage fluctuating online transaction volumes and payment processing, in addition to warehouse management and shipping capabilities. Companies like Shopify, which has a similar model here, have been very successful and we have high expectations for Baozun if it can replicate a fraction of this success in China.

INDIA

Our bullish feelings for India come from the emergence of financial sector reform, a positive credit cycle and a leader that has clearly laid out an economic vision. One year out from the exchange of old high value banknotes for new, the so-called “demonetization” scheme, the motive is clearer. It was more than a crackdown on corruption and money laundering. It reflected Mr. Modi’s intent to change the history of India and purge it of socialist era economic policies by removing the easy use of cash to operate within it. The Goods and Services Tax (GST) and bankruptcy law changes enhance productivity and broaden the tax base, which gives the government more fiscal flexibility. There is a growing sense that government policy will be focused on growing the economy. Sixty five percent of India’s population is less than 35 years of age and they have to be provided jobs. Fortunately, they have a person with a vision and mandate to lead.

Freeing up the flow of credit is a key challenge because the state-owned banks, which control 70% of bank assets in the country, are paralyzed by bad loans, are essentially without equity and are shrinking. India is pushing to restructure and shrink public banks. Most press commentary rests on current dysfunction but evidence is emerging that India can grow more rapidly than most people think. For example, India posted 6% growth in the face of a virtual collapse in available cash after Mr. Modi’s demonetization scheme was implemented.

India has a vast stock of private savings and now that available cash has been restored, non-banks and private sector banks are taking up the slack, providing much needed loans to small and mid-sized businesses. Wealth is no longer being stored only in land and collectibles, but in liquid savings. Loans are picking up as customers switch from high cost sidewalk lenders. Private non-bank lenders are lending to poorer Indians who use the proceeds to pay off the loan sharks, then they can take out the loans which lift them out of poverty. Non-banks are growing loans at 25% per annum and many focus on a single sector. Two of our largest India holdings such as Housing Development Finance Corp. and Indiabulls Housing Finance are focused on funding the reconstruction of India’s poor housing stock since government subsidies are precisely aimed at that. Private banks have the technology to assess creditworthiness and those investments should be buttressed by private equity flows. Even life insurance sales are picking up in India, growing 25% in recent years.

Annual Report | October 31, 2017	3

Clough Global Funds	Shareholder Letter

October 31, 2017 (Unaudited)

FIXED INCOME

The funds are currently positioned very conservatively in fixed income. The yield curve has flattened and credit spreads are just off their tightest levels of the year. The funds currently hold short dated investment grade corporate debt and longer dated US Treasuries. We continue to believe in a low rate environment in the long term and will use any widening in credit spreads or increase in treasury yields as a potential buying opportunity going forward.

We still see attractive income and capital appreciation potential in some of our specialty finance names like middle market lender Ares Capital Corp and commercial mortgage real estate investment trust (REIT) Starwood Property Trust. We see value in names like Ares and Starwood that have long term track records in managing credit, produce 8% to 10% dividend yields, and are trading historically below their book value multiple relative to their return on equity.

LOOKING FORWARD: THE REEMERGENCE OF VALUE AND EMERGING MARKET STRENGTH ARE FUND TAILWINDS

Several of the fund's strategies are performing strongly after trading within a limited range for a few years while the underlying fundamental values have substantially increased. While US stocks have been strong for almost a decade and many commentators express "bubble concerns", emerging Asian markets have only recently come to life and it is our view they could outperform meaningfully in coming years. We believe we know how to invest in these markets. We believe that our investments in large US banks will likely also see valuation upgrades as it becomes clear how dominant and profitable their consumer franchises are becoming. The domestic housing cycle is also finally picking up, providing a positive backdrop for residential housing stocks.

Long short strategies have faced huge headwinds in recent years in an exchange traded fund (ETF) driven world, but we think that will change. Our short book has become more focused on companies displaying bad balance sheets, long term deterioration in revenues and declining profitability. A flawed natural gas ETF, lenders with increasing asset risk and companies on the wrong side of emerging technologies are a few examples.

FUND DISCOUNT MANAGEMENT PROGRAM

The funds have taken a number of steps in the last year to shrink the price discount to net asset value. Throughout the year, Clough Capital made a number of changes to reduce the expense ratios of the fund. This past fall, the fund’s Board of Trustees agreed to a managed distribution rate of 10% until July 2019, subject to certain conditions. History has shown that funds with higher distribution rates trade at more attractive valuations relative to net asset value. Finally, the Board also implemented a significant tender offer in November at 98.5% of net asset value. Clough and the Board will continue to look for other opportunities to take shareholder friendly actions that will also shrink the funds price discount to net asset value.

If you have any questions about your investment, please call 1 877 256 8445.

Sincerely,

Charles I. Clough, Jr.

Robert M. Zdunczyk

4	www.cloughglobal.com

Clough Global Funds	Shareholder Letter

October 31, 2017 (Unaudited)

This letter is provided for informational purposes only and is not an offer to purchase or sell shares. Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Opportunities Fund (the “Funds”) are closed-end funds, which are traded on the NYSE American LLC, and does not continuously issue shares for sale as open-end mutual funds do. The market price of a closed-end Fund is based on the market’s value.

The information in this letter represents the opinions of the individual Portfolio Managers and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Past performance is no guarantee of future results.

MSCI World Index: a stock market index of world stocks. It is maintained by MSCI Inc. and is often used as a common benchmark for world or global stock funds. The index includes a collection of stocks of all the developed markets in the world as defined by MSCI.

S&P 500 Index: Broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks commonly known as the Standard & Poor’s 500® or S&P 500®. Index in unmanaged.

Barclays U.S. Aggregate Bond Index: Measures the performance of the U.S. investment grade bond market. The index invests in a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States, including government, corporate, and international dollar denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year.

The net asset value (NAV) of a closed-end fund is the market price of the underlying investments (i.e., stocks and bonds) in the fund’s portfolio, minus liabilities, divided by the total number of fund shares outstanding. However, the fund also has a market price; the value of which it trades on an exchange. This market price can be more or less than its NAV.

It is not possible to invest directly in an Index.

RISKS

An investor should consider investment objectives, risks, charges and expenses carefully before investing. To obtain a prospectus, annual report or semiannual report which contains this and other information visit www.cloughglobal.com or call 1-877-256-8445. Read them carefully before investing.

A Fund’s distribution policy will, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio.

Distributions may be paid from sources of income other than ordinary income, such as net realized short-term capital gains, net realized long-term capital gains and return of capital. Based on current estimates, we anticipate the most recent distribution has been paid from short-term and long-term capital gains. The actual amounts and sources of the amounts for tax reporting purposes will depend upon a Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year.

A Fund’s investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues.

A Fund’s investments in preferred stocks and bonds of below investment grade quality (commonly referred to as “high yield” or “junk bonds”), if any, are predominately speculative because of the credit risk of their issuers.

An investment by a Fund in REITs will subject it to various risks. The first, real estate industry risk, is the risk that the REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. The second, investment style risk, is the risk that returns from REITs—which typically are small or medium capitalization stocks—will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments.

Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise the value of such securities generally will fall. Derivative transactions (such as futures contracts and options thereon, options, swaps, and short sales) subject a Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Compared to investment companies that focus only on large companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies.

Past performance is no guarantee of future results.

Annual Report | October 31, 2017	5

Clough Global Funds	Portfolio Allocation

October 31, 2017 (Unaudited)

CLOUGH GLOBAL DIVIDEND AND INCOME FUND
Top 10 Equity Holdings*	% of Total Portfolio
1. Apple, Inc.	5.57%
2. Lam Research Corp.	3.26%
3. Microsoft Corp.	2.76%
4. Bank of America Corp.	2.54%
5. Citigroup, Inc.	2.50%
6. Samsung Electronics Co., Ltd.	2.12%
7. Pfizer, Inc.	2.04%
8. Starwood Property Trust, Inc.	2.00%
9. Ares Capital Corp.	1.86%
10. Broadcom, Ltd.	1.86%

CLOUGH GLOBAL EQUITY FUND
Top 10 Equity Holdings*	% of Total Portfolio
1. Apple, Inc.	5.29%
2. Bank of America Corp.	2.64%
3. Citigroup, Inc.	2.56%
4. Broadcom, Ltd.	2.56%
5. Lam Research Corp.	2.52%
6. Starwood Property Trust, Inc.	2.23%
7. Blackstone Mortgage Trust, Inc.	2.20%
8. Ares Capital Corp.	2.09%
9. Liberty Ventures	1.97%
10. Microsoft Corp.	1.88%

CLOUGH GLOBAL OPPORTUNITIES FUND
Top 10 Equity Holdings*	% of Total Portfolio
1. Apple, Inc.	5.34%
2. Bank of America Corp.	2.58%
3. Lam Research Corp.	2.54%
4. Citigroup, Inc.	2.54%
5. Starwood Property Trust, Inc.	2.03%
6. JPMorgan Chase & Co.	1.89%
7. Samsung Electronics Co., Ltd.	1.84%
8. Liberty Ventures	1.83%
9. Broadcom, Ltd.	1.76%
10. Liberty Broadband Corp.	1.73%

Holdings	are subject to change.
*	Only long positions are listed.

6	www.cloughglobal.com

Clough Global Dividend and Income Fund	Portfolio Allocation

October 31, 2017 (Unaudited)

Asset Allocation*	% of Total Portfolio
Common Stock - US	21.97%
Common Stock - Foreign	20.73%
Exchange Traded Funds	-2.59%
Participation Notes	1.42%
Total Return Swap Contracts	5.88%
Total Equities	47.41%

Corporate Debt	19.17%
Government L/T	11.28%
Asset/ Mortgage Backed	8.37%
Municipal Bond	3.57%
Preferred Stock	2.45%
Total Fixed Income	44.84%

Short-Term Investments	8.23%
Other (Cash)	-0.48%

TOTAL INVESTMENTS	100.00%

Country Allocation**	Long Exposure %TNA	Short Exposure %TNA	Gross Exposure %TNA	Net Exposure %TNA
United States	101.9%	-7.8%	109.7%	94.1%
U.S. Multinationals*	21.0%	-2.3%	23.3%	18.7%
India	8.4%	0.0%	8.4%	8.4%
China	4.9%	0.0%	4.9%	4.9%
Japan	4.2%	-0.5%	4.7%	3.7%
South Korea	2.9%	0.0%	2.9%	2.9%
Singapore	2.6%	0.0%	2.6%	2.6%
United Kingdom	1.3%	0.0%	1.3%	1.3%
Canada	0.7%	0.0%	0.7%	0.7%
Denmark	0.5%	0.0%	0.5%	0.5%
Other	1.8%	-1.5%	3.3%	0.3%
TOTAL INVESTMENTS	150.2%	-12.1%	162.3%	138.1%

*	Percentages are based on total investments, including securities sold short and derivative contracts. Holdings are subject to change.
^	Includes securities sold short, derivative contracts and foreign cash balances.
†	US Multinational Corporations – has more than 50% of revenues derived outside of the U.S.
**	Calculated as percent of total net assets using value of cash traded securities and foreign cash balances, and notional value of derivative contracts.

Global Securities Holdings^	% of Total Portfolio
United States	68.08%
U.S. Multinationals*	13.55%
India	6.11%
China	3.57%
Japan	2.66%
South Korea	2.12%
Singapore	1.86%
United Kingdom	0.95%
Canada	0.47%
Denmark	0.40%
Other	0.23%
TOTAL INVESTMENTS	100.00%

Annual Report | October 31, 2017	7

Clough Global Equity Fund	Portfolio Allocation

October 31, 2017 (Unaudited)

Asset Allocation*	% of Total Portfolio
Common Stock - US	41.76%
Common Stock - Foreign	30.21%
Exchange Traded Funds	-2.57%
Participation Notes	1.42%
Total Return Swap Contracts	6.56%
Total Equities	77.38%

Government L/T	5.80%
Preferred Stock	2.43%
Asset/ Mortgage Backed	0.26%
Total Fixed Income	8.49%

Short-Term Investments	14.44%
Other (Cash)	-0.31%

TOTAL INVESTMENTS	100.00%

Country Allocation**	Long Exposure %TNA	Short Exposure %TNA	Gross Exposure %TNA	Net Exposure %TNA
United States	91.5%	-8.2%	99.7%	83.3%
U.S. Multinationals*	19.4%	-2.3%	21.7%	17.1%
China	10.6%	0.0%	10.6%	10.6%
India	9.1%	0.0%	9.1%	9.1%
Japan	4.4%	-0.5%	4.9%	3.9%
Singapore	3.5%	0.0%	3.5%	3.5%
South Korea	2.5%	0.0%	2.5%	2.5%
United Kingdom	1.6%	0.0%	1.6%	1.6%
Switzerland	1.0%	0.0%	1.0%	1.0%
Austria	0.9%	0.0%	0.9%	0.9%
Other	2.8%	-1.5%	4.3%	1.3%
TOTAL INVESTMENTS	147.3%	-12.5%	159.8%	134.8%

*	Percentages are based on total investments, including securities sold short and derivative contracts. Holdings are subject to change.
^	Includes securities sold short, derivative contracts and foreign cash balances.
†	US Multinational Corporations – has more than 50% of revenues derived outside of the U.S.
**	Calculated as percent of total net assets using value of cash traded securities and foreign cash balances, and notional value of derivative contracts.

Global Securities Holdings^	% of Total Portfolio
United States	61.81%
U.S. Multinationals*	12.74%
China	7.86%
India	6.78%
Japan	2.91%
Singapore	2.56%
South Korea	1.83%
United Kingdom	1.18%
Switzerland	0.74%
Austria	0.66%
Other	0.93%
TOTAL INVESTMENTS	100.00%

8	www.cloughglobal.com

Clough Global Opportunities Fund	Portfolio Allocation

October 31, 2017 (Unaudited)

Asset Allocation*	% of Total Portfolio
Common Stock - US	30.53%
Common Stock - Foreign	26.25%
Exchange Traded Funds	-2.62%
Participation Notes	1.45%
Total Return Swap Contracts	6.10%
Total Equities	61.71%

Corporate Debt	13.53%
Government L/T	10.34%
Asset/ Mortgage Backed	6.28%
Municipal Bond	1.65%
Preferred Stock	1.16%
Total Fixed Income	32.96%

Short-Term Investments	6.27%
Other (Cash)	-0.94%

TOTAL INVESTMENTS	100.00%

Country Allocation**	Long Exposure %TNA	Short Exposure %TNA	Gross Exposure %TNA	Net Exposure %TNA
United States	94.7%	-9.2%	103.9%	85.5%
U.S. Multinationals*	20.1%	-2.3%	22.4%	17.8%
China	10.3%	0.0%	10.3%	10.3%
India	8.6%	0.0%	8.6%	8.6%
Japan	4.6%	-0.5%	5.1%	4.1%
South Korea	2.5%	0.0%	2.5%	2.5%
Singapore	2.4%	0.0%	2.4%	2.4%
Canada	1.6%	0.0%	1.6%	1.6%
United Kingdom	1.3%	0.0%	1.3%	1.3%
Switzerland	1.0%	0.0%	1.0%	1.0%
Other	2.7%	-1.5%	4.2%	1.2%
TOTAL INVESTMENTS	149.8%	-13.5%	163.3%	136.3%

*	Percentages are based on total investments, including securities sold short and derivative contracts. Holdings are subject to change.
^	Includes securities sold short, derivative contracts and foreign cash balances.
†	US Multinational Corporations – has more than 50% of revenues derived outside of the U.S.
**	Calculated as percent of total net assets using value of cash traded securities and foreign cash balances, and notional value of derivative contracts.

Global Securities Holdings^	% of Total Portfolio
United States	62.67%
U.S. Multinationals*	13.03%
China	7.58%
India	6.32%
Japan	3.00%
South Korea	1.84%
Singapore	1.76%
Canada	1.20%
United Kingdom	0.93%
Switzerland	0.77%
Other	0.90%
TOTAL INVESTMENTS	100.00%

Annual Report | October 31, 2017	9

Clough Global Dividend and Income Fund	Statement of Investments

October 31, 2017

	Shares	Value
COMMON STOCKS 66.60%
Consumer Discretionary 9.53%
BYD Co., Ltd. - Class H	93,000	$814,796
DR Horton, Inc.(a)(b)	51,226	2,264,702
Lennar Corp. - Class A(a)(b)	18,100	1,007,627
Liberty Broadband Corp. - Class C(a)(b)(c)	23,748	2,072,963
Liberty Ventures - Series A(a)(b)(c)	37,843	2,155,537
Man Wah Holdings, Ltd.	368,800	332,806
Panasonic Corp.	124,900	1,867,925
PulteGroup, Inc.(a)(b)	65,600	1,983,088
Service Corp. International(a)(b)	29,100	1,031,886
Sony Corp.	27,700	1,075,064
		14,606,394

Consumer Staples 1.09%
Japan Tobacco, Inc.	50,700	1,670,752

Energy 0.51%
Fairway Energy LP(c)(d)(e)(f)(g)	130,700	773,744

Financials 25.54%
Ares Capital Corp.(a)	245,400	3,946,032
Bank of America Corp.(a)(b)	196,291	5,376,411
Blackstone Mortgage Trust, Inc. - Class A(a)	100,300	3,192,549
Citigroup, Inc.(a)(b)	71,930	5,286,855
Community Healthcare Trust, Inc.(a)	108,100	2,965,183
Franklin Resources, Inc.(a)(b)	15,100	636,163
Global Medical REIT, Inc.(a)	77,000	651,420
Golub Capital BDC, Inc.(a)	89,700	1,700,712
JPMorgan Chase & Co.(a)(b)	39,000	3,923,790
Ladder Capital Corp.(a)	55,518	746,162
PennyMac Mortgage Investment Trust(a)	78,114	1,254,511
Ping An Insurance Group Co. of China, Ltd. - Class H	310,000	2,721,947
Solar Capital, Ltd.(a)	82,500	1,749,825
Starwood Property Trust, Inc.(a)	196,800	4,233,168
TPG Specialty Lending, Inc.(a)	37,000	756,280
		39,141,008

Health Care 3.66%
Bristol-Myers Squibb Co.(a)(b)	21,187	1,306,390
Pfizer, Inc.(a)(b)	122,900	4,308,874
		5,615,264

Information Technology 25.72%
Apple, Inc.(a)(b)	69,760	11,792,230
Broadcom, Ltd.(a)(b)	14,945	3,944,135

	Shares	Value
Information Technology (continued)
Cognizant Technology Solutions Corp. - Class A(a)(b)	21,100	$1,596,637
Cypress Semiconductor Corp.(a)	76,700	1,216,462
Hon Hai Precision Industry Co., Ltd.	259,000	961,820
Lam Research Corp.(a)(b)	33,050	6,893,238
Microsoft Corp.(a)(b)	70,200	5,839,236
Nintendo Co., Ltd.	1,800	693,373
Samsung Electronics Co., Ltd.	1,830	4,498,434
Ulvac, Inc.	16,300	1,145,394
ViaSat, Inc.(a)(b)(c)	12,749	829,960
		39,410,919

Materials 0.55%
Chr Hansen Holding A/S	9,622	841,967

TOTAL COMMON STOCKS
(Cost $85,890,220)		102,060,048

PARTICIPATION NOTES 1.97%
Consumer Discretionary 1.44%
Midea Group Co., Ltd. - Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 05/13/2019(d)	285,700	2,198,554

Consumer Staples 0.53%
Kweichow Moutai Co., Ltd. - Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 11/09/2017(d)	8,717	812,893

TOTAL PARTICIPATION NOTES
(Cost $1,947,328)		3,011,447

PREFERRED STOCKS 3.38%
Annaly Capital Management, Inc.
Series E, 7.625%(a)	47,542	1,207,091
Ares Management LP
Series A, 7.000%(a)	35,000	938,700
First Republic Bank
Series D, 5.500%	35,000	884,450
Global Medical REIT, Inc.
Series A, 7.500%	10,900	272,827
MTGE Investment Corp.
Series A, 8.125%(a)	10,640	278,130

10	www.cloughglobal.com

Clough Global Dividend and Income Fund	Statement of Investments

October 31, 2017

	Shares	Value
Materials (continued)
PREFERRED STOCKS (continued)
PennyMac Mortgage Investment Trust
Series A, 3M US L + 5.831%(a)(h)	22,000	$557,920
Series B, 3M US L + 5.99%(a)(h)	10,000	254,000
Two Harbors Investment Corp.
Series A, 3M US L + 5.66%(a)(h)	28,500	791,160
		5,184,278

TOTAL PREFERRED STOCKS
(Cost $4,951,530)		5,184,278

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS 26.48%
Bank of America Corp.
10/21/2022, 2.503%(a)(b)	$2,000,000	1,980,321
Berkshire Hathaway Energy Co.
11/15/2018, 2.000%(a)	1,000,000	1,002,613
BMW US Capital LLC
09/15/2021, 1.850%	500,000	490,474
09/15/2021, 1.850%(a)(b)(d)	1,000,000	980,799
BP Capital Markets PLC
05/10/2019, 2.237%(a)	1,000,000	1,006,972
Citigroup, Inc.
04/25/2022, 2.750%(a)	1,000,000	1,004,022
Citizens Bank National Association
03/14/2019, 2.500%(a)	1,000,000	1,006,621
05/13/2021, 2.550%(a)(b)	2,000,000	2,009,604
Dr Pepper Snapple Group, Inc.
11/15/2021, 2.530%(a)	965,000	972,014
EMC Corp.
06/01/2020, 2.650%(a)	1,000,000	988,444
First Republic Bank
06/17/2019, 2.375%(a)	1,000,000	1,004,015
Ford Motor Credit Co. LLC
03/12/2019, 2.375%(a)(b)	1,000,000	1,003,954
03/18/2021, 3.336%(a)(b)	1,000,000	1,027,372
General Motors Financial Co., Inc.
04/10/2018, 2.400%(a)	1,000,000	1,002,371
Goldman Sachs Group, Inc.
04/25/2019, 2.000%(a)(b)	1,000,000	999,677
09/15/2020, 2.750%(a)(b)	1,000,000	1,011,217
11/15/2021, 2.350%	1,000,000	990,849
Hercules Capital, Inc.
10/23/2022, 4.625%	1,000,000	1,004,295
Jackson National Life Global Funding
04/29/2021, 2.250%(a)(d)	1,000,000	996,616
Jersey Central Power & Light Co.
06/15/2018, 4.800%(a)	1,000,000	1,016,036

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS (continued)
JPMorgan Chase & Co.
06/07/2021, 2.400%(a)(b)	$1,000,000	$1,002,068
09/23/2022, 3.250%(a)	1,000,000	1,029,656
Manufacturers & Traders Trust Co.
02/06/2020, 2.100%(a)	1,000,000	1,001,493
05/18/2022, 2.500%(a)	1,000,000	1,001,701
Morgan Stanley
05/19/2022, 2.750%(a)(b)	2,000,000	2,004,986
New York Life Global Funding
01/17/2024, 2.900%(a)(d)	1,000,000	1,009,751
ONE Gas, Inc.
02/01/2019, 2.070%(a)(b)	1,114,000	1,117,568
Philip Morris International, Inc.
08/22/2022, 2.500%(a)	750,000	749,861
PNC Bank National Association
11/05/2020, 2.450%(a)(b)	1,650,000	1,664,388
Royal Bank of Canada
02/05/2020, 1.875%(a)	1,000,000	997,657
Sempra Energy
10/07/2019, 1.625%(a)(b)	1,000,000	993,255
Tencent Holdings, Ltd.
05/02/2019, 3.375%(a)	1,000,000	1,017,934
Voya Financial, Inc.
02/15/2018, 2.900%(a)	457,000	458,302
Wells Fargo & Co.
07/22/2022, 2.625%(a)(b)	2,000,000	1,997,960
Welltower, Inc.
04/01/2019, 4.125%(a)	1,000,000	1,026,056
Xcel Energy, Inc.
03/15/2021, 2.400%(a)(b)	2,000,000	2,008,335

TOTAL CORPORATE BONDS
(Cost $40,613,406)		40,579,257

ASSET/MORTGAGE BACKED SECURITIES 11.57%
Federal Home Loan Mortgage Corp. - REMICS
Series 2017-4707, Class AD,
07/15/2047, 2.500%	989,544	977,806
Federal National Mortgage Association - REMICS
Series 2017-16, Class NA,
03/25/2047, 3.000%	902,729	902,962
Series 2017-60, Class C,
08/25/2047, 3.500%	914,350	914,230
Government National Mortgage Association - REMICS
Series 2014-67, Class AE,
05/16/2039, 2.150%	1,089,489	1,099,710
Series 2012-83, Class A,
07/16/2041, 1.368%	764,157	737,963
Series 2014-172, Class AC,
09/16/2041, 1.900%	497,011	493,147

Annual Report | October 31, 2017	11

Clough Global Dividend and Income Fund	Statement of Investments

October 31, 2017

Description and Maturity Date	Principal Amount	Value
ASSET/MORTGAGE BACKED SECURITIES (continued)
Series 2011-47, Class C,
02/16/2042, 3.844%(h)	$531,546	$542,112
Series 2013-68, Class AC,
02/16/2046, 1.300%	756,480	718,521
Series 2017-103, Class HG,
01/20/2047, 2.500%	990,812	977,413
Series 2015-130, Class AB,
08/16/2047, 2.550%	780,978	779,019
Series 2017-128, Class AB,
03/16/2049, 2.250%	996,928	979,282
Series 2016-92, Class AB,
04/16/2050, 2.100%	488,190	481,440
Series 2014-166, Class PJ,
07/16/2051, 2.500%	658,502	656,191
Series 2012-111, Class A,
09/16/2052, 2.387%	1,024,296	1,019,858
Series 2012-125, Class AB,
02/16/2053, 2.111%(h)	662,034	640,103
Series 2013-101, Class AD,
12/16/2053, 2.623%(h)	740,250	737,438
Series 2017-29, Class A,
01/16/2058, 2.400%	2,478,583	2,431,199
Series 2017-49, Class AC,
09/16/2058, 2.600%(a)	2,532,381	2,489,224
United States Small Business Administration
Series 2008-20L, Class 1,
12/01/2028, 6.220%	130,265	143,185

TOTAL ASSET/MORTGAGE BACKED SECURITIES
(Cost $17,960,968)		17,720,803

GOVERNMENT & AGENCY OBLIGATIONS 15.59%
U.S. Treasury Bonds
11/15/2026, 6.500%(a)	1,600,000	2,146,562
08/15/2029, 6.125%(a)	1,250,000	1,727,124
05/15/2030, 6.250%	1,000,000	1,412,656
02/15/2038, 4.375%	1,000,000	1,265,566
05/15/2040, 4.375%	500,000	635,117
11/15/2040, 4.250%(a)	3,000,000	3,751,348
02/15/2041, 4.750%(a)	2,200,000	2,945,121
05/15/2041, 4.375%	1,000,000	1,274,551
02/15/2044, 3.625%	1,000,000	1,145,039
08/15/2044, 3.125%	1,500,000	1,576,875
02/15/2047, 3.000%	1,000,000	1,024,395
U.S. Treasury Notes
10/31/2018, 1.250%	2,500,000	2,494,092
09/30/2019, 1.375%	2,500,000	2,489,746

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $23,960,826)		23,888,192

Description and Maturity Date	Principal Amount	Value
MUNICIPAL BONDS 4.94%
Colorado State Housing & Finance Authority Revenue Bonds, Series A
08/01/2047, 3.000%(a)	$1,620,577	$1,620,707
Memphis-Shelby County, Tennessee Industrial Development Board Revenue Bonds, Series C
11/01/2022, 2.608%(a)	1,000,000	1,003,320
New York City Transitional Finance Authority Revenue Bonds, Series E-2
02/01/2026, 3.080%(a)	1,000,000	1,006,350
New York State Transportation Development Corp. Revenue Bonds, Series B
07/01/2024, 3.023%(a)	1,000,000	969,930
New York State Urban Development Corp. Revenue Bonds, Series B
03/15/2023, 2.670%(a)	1,000,000	999,270
Wisconsin State General Fund Annual Appropriation Revenue Bonds, Series A
05/01/2022, 1.899%(a)	1,000,000	988,130
05/01/2023, 2.049%(a)	1,000,000	981,030

TOTAL MUNICIPAL BONDS
(Cost $7,582,156)		7,568,737

	Shares/Principal Amount	Value
SHORT-TERM INVESTMENTS 11.38%
Money Market Fund 3.28%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (0.936% 7- day yield)	5,024,302	5,024,302

U.S. Treasury Bills 8.10%
U.S. Treasury Bills
03/08/2018, 0.789%(a)(i)	$4,000,000	3,983,420
04/26/2018, 1.077%(i)	2,500,000	2,484,907
06/21/2018, 1.191%(a)(i)	3,000,000	2,975,108
08/16/2018, 1.263%(i)	3,000,000	2,967,660
		12,411,095
TOTAL SHORT-TERM INVESTMENTS
(Cost $17,437,637)		17,435,397

12	www.cloughglobal.com

Clough Global Dividend and Income Fund	Statement of Investments

October 31, 2017

	Shares/Principal Amount	Value
SHORT-TERM INVESTMENTS (continued)
Total Investments - 141.91%
(Cost $200,344,071)		$217,448,159

Liabilities in Excess of Other Assets - (41.91%)(j)		(64,215,364)

NET ASSETS - 100.00%		$153,232,795

SCHEDULE OF SECURITIES SOLD SHORT (c)	Shares	Value
COMMON STOCKS (7.62%)
Consumer Discretionary (0.51%)
Viacom, Inc. - Class B	(32,700)	(785,781)

Financials (2.26%)
Ally Financial, Inc.	(63,500)	(1,659,255)
Deutsche Bank AG	(45,700)	(743,539)
Santander Consumer USA Holdings, Inc.	(63,500)	(1,056,640)
		(3,459,434)

Health Care (1.30%)
AmerisourceBergen Corp.	(10,800)	(831,060)
McKesson Corp.	(6,500)	(896,220)
Owens & Minor, Inc.	(10,900)	(267,813)
		(1,995,093)

Information Technology (3.55%)
AU Optronics Corp. - Sponsored ADR	(76,300)	(313,593)
Ingenico Group SA	(7,823)	(759,446)
International Business Machines Corp.	(17,690)	(2,725,322)
LINE Corp. - Sponsored ADR	(19,700)	(817,747)
Manhattan Associates, Inc.	(19,600)	(820,456)
		(5,436,564)

TOTAL COMMON STOCKS
(Proceeds $11,309,174)		(11,676,872)

EXCHANGE TRADED FUNDS (3.58%)
SPDR® S&P® Regional Banking ETF	(80,700)	(4,608,777)
United States Natural Gas Fund LP	(147,200)	(880,256)
SCHEDULE OF SECURITIES SOLD SHORT (c)	Shares	Value
Information Technology (continued)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $5,323,900)		$(5,489,033)

TOTAL SECURITIES SOLD SHORT
(Proceeds $16,633,074)		$(17,165,905)

Investment Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

LIBOR - London Interbank Offered Rate

Libor Rates:

3M US L - 3 Month LIBOR as of October 31, 2017 was 1.38%

(a)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short or borrowings. As of October 31, 2017, the aggregate value of those securities was $145,879,475, representing 95.20% of net assets. (See Note 1 and Note 6).
(b)	Loaned security; a portion or all of the security is on loan as of October 31, 2017.
(c)	Non-income producing security.
(d)	Security exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of October 31, 2017, these securities had an aggregate value of $6,772,357 or 4.42% of net assets.
(e)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of October 31, 2017, these securities had a total value of $773,744 or 0.50% of net assets and have been deemed illiquid by the Adviser based on procedures approved by the Board of Trustees. (See Note 1).
(f)	Fair valued security; valued by management in accordance with procedures approved by the Fund's Board of Trustees. As of October 31, 2017, these securities had an aggregate market value of $773,744 or 0.50% of total net assets.
(g)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. See also footnote 1 to the financial statements for additional information.
(h)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at October 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(i)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(j)	Includes cash which is being held as collateral for total return swap contracts and securities sold short.

Annual Report | October 31, 2017	13

Clough Global Dividend and Income Fund	Statement of Investments

October 31, 2017

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Appreciation
Credit Suisse	Hero MotoCorp, Ltd.	$443,404	152 bps + 1M LIBOR	1 M LIBOR	12/31/2020	$541,663	$98,259
Morgan Stanley	Hero MotoCorp, Ltd.	699,924	225 bps + 1D FEDEF	1 D FEDEF	10/18/2018	814,544	114,620
Credit Suisse	Housing Development Finance Corp.	1,305,565	175 bps + 1M LIBOR	1 M LIBOR	12/31/2020	1,768,761	463,196
Morgan Stanley	Housing Development Finance Corp.	2,020,030	225 bps + 1D FEDEF	1 D FEDEF	10/18/2018	2,471,715	451,685
Credit Suisse	Indiabulls Housing Finance	1,073,680	199 bps + 1M LIBOR	1 M LIBOR	12/31/2020	1,661,736	588,056
Morgan Stanley	ITC, Ltd.	1,200,826	225 bps + 1D FEDEF	1 D FEDEF	10/18/2018	1,268,189	67,363
Credit Suisse	Larsen & Toubro, Ltd.	1,676,219	155 bps + 1M LIBOR	1 M LIBOR	12/31/2020	2,203,683	527,464
Morgan Stanley	Larsen & Toubro, Ltd.	568,919	225 bps + 1D FEDEF	1 D FEDEF	10/18/2018	690,415	121,496
Morgan Stanley	Mahindra & Mahindra, Ltd.	1,393,322	225 bps + 1D FEDEF	1 D FEDEF	10/18/2018	1,512,657	119,335
Morgan Stanley	United Microelectronics Corp.	(487,105)	1D FEDEF -75 bps	1 D FEDEF	09/24/2019	(475,389)	11,716
		$9,894,784				$12,457,974	$2,563,190

See Notes to the Financial Statements.

14	www.cloughglobal.com

Clough Global Equity Fund	Statement of Investments

October 31, 2017

	Shares	Value
COMMON STOCKS 103.64%
Consumer Discretionary 19.18%
Altice USA, Inc. - Class A(a)(b)(c)	60,000	$1,420,800
Amazon.com, Inc.(a)(b)	5,174	5,718,719
BYD Co., Ltd. - Class H	151,500	1,327,329
Carvana Co.(a)(b)(c)	130,600	1,851,908
Ctrip.com International, Ltd. - ADR(a)(b)	36,988	1,771,355
DR Horton, Inc.(b)(c)	97,921	4,329,088
JD.com, Inc. - ADR(a)(b)	70,100	2,630,152
Lennar Corp. - Class A(b)(c)	35,800	1,992,986
Liberty Broadband Corp. - Class C(a)(b)(c)	71,066	6,203,351
Liberty Ventures - Series A(a)(b)(c)	119,521	6,807,916
Man Wah Holdings, Ltd.	596,800	538,554
Panasonic Corp.	203,900	3,049,399
PulteGroup, Inc.(b)(c)	121,500	3,672,945
Service Corp. International(b)(c)	40,900	1,450,314
Sony Corp.	44,600	1,730,969
TRI Pointe Group, Inc.(a)	85,500	1,512,495
Wayfair, Inc. - Class A(a)(b)	19,500	1,363,050
zooplus AG(a)	10,230	1,696,302
		49,067,632
Consumer Staples 1.05%
Japan Tobacco, Inc.	81,700	2,692,317

Energy 0.50%
Fairway Energy LP(a)(d)(e)(f)(g)	217,600	1,288,192

Financials 28.45%
Arbor Realty Trust, Inc.(b)	172,300	1,424,921
Ares Capital Corp.(b)	449,000	7,219,920
Bank of America Corp.(b)	331,705	9,085,400
Blackstone Mortgage Trust, Inc. - Class A(b)	238,400	7,588,272
Citigroup, Inc.(b)	120,219	8,836,096
Community Healthcare Trust, Inc.	45,800	1,256,294
Credit Acceptance Corp.(a)(b)(c)	14,062	4,031,997
Franklin Resources, Inc.(b)	24,000	1,011,120
Global Medical REIT, Inc.(b)	121,000	1,023,660
Golub Capital BDC, Inc.(b)	185,809	3,522,939
JPMorgan Chase & Co.(b)(c)	64,100	6,449,101
Ladder Capital Corp.(b)	164,979	2,217,318
PennyMac Mortgage Investment Trust(b)	167,488	2,689,857
Physicians Realty Trust(b)	136,000	2,363,680
Ping An Insurance Group Co. of China, Ltd. - Class H	374,500	3,288,288
Solar Capital, Ltd.(b)	99,100	2,101,911
Starwood Property Trust, Inc.(b)	356,900	7,676,919

	Shares	Value
Financials (continued)
TPG Specialty Lending, Inc.(b)	49,500	$1,011,780
		72,799,473

Health Care 14.53%
Alexion Pharmaceuticals, Inc.(a)(b)(c)	10,300	1,232,498
Align Technology, Inc.(a)(b)(c)	13,900	3,321,822
Apellis Pharmaceuticals(a)(d)(e)(f)(g)	56,297	308,731
Biogen, Inc.(a)(b)	8,110	2,527,563
BioMarin Pharmaceutical, Inc.(a)(b)(c)	11,100	911,199
Bioverativ, Inc.(a)(b)	22,800	1,288,200
Boston Scientific Corp.(a)(b)(c)	127,500	3,587,850
Bristol-Myers Squibb Co.(b)(c)	50,216	3,096,319
Cardiome Pharma Corp.(a)(b)(c)	418,200	736,032
Celgene Corp.(a)(b)(c)	11,400	1,151,058
Clovis Oncology, Inc.(a)	10,500	791,385
CRISPR Therapeutics AG(a)	132,467	2,556,613
Express Scripts Holding Co.(a)(b)	52,200	3,199,338
Galapagos NV - Sponsored ADR(a)(b)	17,200	1,676,656
GW Pharmaceuticals PLC - ADR(a)(b)(c)	14,100	1,522,095
Hologic, Inc.(a)(b)(c)	31,800	1,203,630
Intra-Cellular Therapies, Inc.(a)(b)	95,800	1,493,522
Pfizer, Inc.(b)(c)	81,600	2,860,896
Sienna Biopharmaceuticals - Series B(a)(d)(e)(f)	76,575	1,465,852
Sienna Biopharmaceuticals, Inc.(a)	52,400	1,027,040
Vertex Pharmaceuticals, Inc.(a)(b)(c)	8,250	1,206,397
		37,164,696

Information Technology 34.33%
Alibaba Group Holding, Ltd. - Sponsored ADR(a)(b)(c)	33,020	6,105,068
ams AG	25,050	2,283,664
Apple, Inc.(b)	107,880	18,236,035
Baidu, Inc. - Sponsored ADR(a)(b)(c)	4,450	1,085,533
Baozun, Inc. - Sponsored ADR(a)(b)(c)	56,900	1,786,091
Broadcom, Ltd.(b)(c)	33,462	8,830,957
Cognizant Technology Solutions Corp. - Class A(b)(c)	44,400	3,359,748
Cypress Semiconductor Corp.(b)	125,600	1,992,016
Facebook, Inc. - Class A(a)(b)(c)	13,600	2,448,816
Hon Hai Precision Industry Co., Ltd.	282,000	1,047,232
Lam Research Corp.(b)(c)	41,620	8,680,683

Annual Report | October 31, 2017	15

Clough Global Equity Fund	Statement of Investments

October 31, 2017

	Shares	Value
Information Technology (continued)
LogMeIn, Inc.(b)(c)	23,710	$2,870,096
Micron Technology, Inc.(a)(b)	56,300	2,494,653
Microsemi Corp.(a)(b)(c)	37,800	2,017,386
Microsoft Corp.(b)	78,000	6,488,040
Nintendo Co., Ltd.	5,700	2,195,682
Salesforce.com, Inc.(a)(b)	28,600	2,926,924
Samsung Electronics Co., Ltd.	2,566	6,307,640
Ulvac, Inc.	24,400	1,714,577
ViaSat, Inc.(a)(b)(c)	45,042	2,932,234
Yelp, Inc.(a)(b)(c)	43,700	2,041,664
		87,844,739

Materials 0.54%
Chr Hansen Holding A/S	15,704	1,374,169

Utilities 5.06%
Dominion Energy, Inc.(b)(c)	64,000	5,192,960
Eversource Energy(b)(c)	82,900	5,192,856
National Grid PLC - Sponsored ADR(b)(c)	41,983	2,563,062
		12,948,878

TOTAL COMMON STOCKS
(Cost $230,400,860)		265,180,096

CLOSED-END FUNDS 1.64%
Altaba, Inc.(a)(b)(c)	59,900	4,200,188

TOTAL CLOSED-END FUNDS
(Cost $3,985,874)		4,200,188

PARTICIPATION NOTES 1.92%
Consumer Discretionary 1.39%
Midea Group Co., Ltd. - Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 05/13/2019(d)	462,100	3,556,010

Consumer Staples 0.53%
Kweichow Moutai Co., Ltd. - Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 11/09/2017(d)	14,542	1,356,096

TOTAL PARTICIPATION NOTES
(Cost $3,164,289)		4,912,106

	Shares	Value
Utilities (continued)
PREFERRED STOCKS 3.28%
Annaly Capital Management, Inc.
Series E, 7.625%(b)	144,431	$3,667,103
Ares Management LP
Series A, 7.000%(b)	71,000	1,904,220
Global Medical REIT, Inc.
Series A, 7.500%	17,700	443,031
PennyMac Mortgage Investment Trust
Series A, 3M US L + 5.831%(h)	28,000	710,080
Series B, 3M US L + 5.99%(h)	10,000	254,000
Two Harbors Investment Corp.
Series A, 3M US L + 5.66%(h)	51,000	1,415,760
		8,394,194
TOTAL PREFERRED STOCKS
(Cost $7,918,280)		8,394,194

Description and Maturity Date	Principal Amount	Value
ASSET/MORTGAGE BACKED SECURITIES 0.35%
Government National Mortgage Association - REMICS
Series 2011-142, Class A, 10/16/2040, 2.337%(b)	901,237	902,330

TOTAL ASSET/MORTGAGE BACKED SECURITIES
(Cost $915,109)		902,330

GOVERNMENT & AGENCY OBLIGATIONS 7.82%
U.S. Treasury Bonds
02/15/2018, 3.500%(b)	4,000,000	4,026,307
11/15/2026, 6.500%(b)	1,600,000	2,146,562
08/15/2029, 6.125%(b)	4,500,000	6,217,646
08/15/2044, 3.125%	2,500,000	2,628,125
U.S. Treasury Notes
10/31/2018, 1.250%	2,500,000	2,494,092
09/30/2019, 1.375%	2,500,000	2,489,746

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $20,346,301)		20,002,478

16	www.cloughglobal.com

Clough Global Equity Fund	Statement of Investments

October 31, 2017

	Shares/Principal Amount	Value
SHORT-TERM INVESTMENTS 19.46%
Money Market Fund 16.16%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (0.936% 7-day yield)	41,357,206	$41,357,206

U.S. Treasury Bills 3.30%
U.S. Treasury Bills
04/26/2018, 1.077%(i)	$2,500,000	2,484,907
06/21/2018, 1.191%(i)	3,000,000	2,975,108
08/16/2018, 1.263%(i)	3,000,000	2,967,660
		8,427,675
TOTAL SHORT-TERM INVESTMENTS
(Cost $49,786,486)		49,784,881

Total Investments - 138.11%
(Cost $316,517,199)		353,376,273

Liabilities in Excess of Other Assets - (38.11%)(j)		(97,506,450)

NET ASSETS - 100.00%		$255,869,823

SCHEDULE OF SECURITIES SOLD SHORT (a)	Shares	Value
COMMON STOCKS (8.31%)
Consumer Discretionary (0.49%)
Viacom, Inc. - Class B	(52,800)	(1,268,784)

Consumer Staples (0.80%)
Walgreens Boots Alliance, Inc.	(30,800)	(2,041,116)

Financials (2.20%)
Ally Financial, Inc.	(103,700)	(2,709,681)
Deutsche Bank AG	(73,400)	(1,194,218)
Santander Consumer USA Holdings, Inc.	(103,500)	(1,722,240)
		(5,626,139)

Health Care (1.27%)
AmerisourceBergen Corp.	(17,600)	(1,354,321)
McKesson Corp.	(10,600)	(1,461,528)
Owens & Minor, Inc.	(17,600)	(432,432)
		(3,248,281)

Information Technology (3.55%)
AU Optronics Corp. - Sponsored ADR	(174,600)	(717,606)
Ingenico Group SA	(12,722)	(1,235,034)

SCHEDULE OF SECURITIES SOLD SHORT (a) (continued)	Shares	Value
Information Technology (continued)
International Business Machines Corp.	(28,770)	$(4,432,306)
LINE Corp. - Sponsored ADR	(32,300)	(1,340,773)
Manhattan Associates, Inc.	(32,200)	(1,347,892)
		(9,073,611)

TOTAL COMMON STOCKS
(Proceeds $20,973,108)		(21,257,931)

EXCHANGE TRADED FUNDS (3.47%)
SPDR® S&P® Regional Banking ETF	(130,700)	(7,464,277)
United States Natural Gas Fund LP	(234,800)	(1,404,104)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $8,593,821)		(8,868,381)

TOTAL SECURITIES SOLD SHORT
(Proceeds $29,566,929)		$(30,126,312)

Investment Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

LIBOR - London Interbank Offered Rate

Libor Rates:

3M US L - 3 Month LIBOR as of October 31, 2017 was 1.38%

(a)	Non-income producing security.
(b)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short or borrowings. As of October 31, 2017, the aggregate value of those securities was $230,979,376, representing 90.27% of net assets. (See Note 1 and Note 6).
(c)	Loaned security; a portion or all of the security is on loan as of October 31, 2017.
(d)	Security exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of October 31, 2017, these securities had an aggregate value of $7,974,881 or 3.12% of net assets.
(e)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of October 31, 2017, these securities had a total value of $3,062,775 or 1.20% of net assets and have been deemed illiquid by the Adviser based on procedures approved by the Board of Trustees. (See Note 1).
(f)	Fair valued security; valued by management in accordance with procedures approved by the Fund's Board of Trustees. As of October 31, 2017, these securities had an aggregate market value of $3,062,775 or 1.20% of total net assets.

Annual Report | October 31, 2017	17

Clough Global Equity Fund	Statement of Investments

October 31, 2017

(g)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. See also footnote 1 to the financial statements for additional information.
(h)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at October 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(i)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(j)	Includes cash which is being held as collateral for total return swap contracts and securities sold short.

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Appreciation
Credit Suisse	Hero MotoCorp, Ltd.	$2,348,400	152 bps + 1M LIBOR	1 M LIBOR	12/31/2020	$2,910,699	$562,299
Morgan Stanley	Hero MotoCorp, Ltd.	1,115,874	225 bps + 1D FEDEF	1 D FEDEF	10/18/2018	1,298,611	182,737
Credit Suisse	Housing Development Finance Corp.	2,001,128	175 bps + 1M LIBOR	1 M LIBOR	12/31/2020	2,711,094	709,966
Morgan Stanley	Housing Development Finance Corp.	3,254,548	225 bps + 1D FEDEF	1 D FEDEF	10/18/2018	3,982,276	727,728
Credit Suisse	Indiabulls Housing Finance	1,607,556	199 bps + 1M LIBOR	1 M LIBOR	12/31/2020	2,487,629	880,073
Morgan Stanley	ITC, Ltd.	1,925,274	225 bps + 1D FEDEF	1 D FEDEF	10/18/2018	2,032,526	107,252
Credit Suisse	Larsen & Toubro, Ltd.	2,608,606	155 bps + 1M LIBOR	1 M LIBOR	12/31/2020	3,431,998	823,392
Morgan Stanley	Larsen & Toubro, Ltd.	906,980	225 bps + 1D FEDEF	1 D FEDEF	10/18/2018	1,100,672	193,692
Morgan Stanley	Mahindra & Mahindra, Ltd.	1,956,526	225 bps + 1D FEDEF	1 D FEDEF	10/18/2018	2,107,519	150,993
Morgan Stanley	United Microelectronics Corp.	(796,219)	1D FEDEF -75 bps	1 D FEDEF	09/24/2019	(777,069)	19,150
		$16,928,673				$21,285,955	$4,357,282

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Depreciation
Credit Suisse	Mahindra & Mahindra, Ltd.	$1,374,538	125 bps + 1M LIBOR	1 M LIBOR	12/31/2020	$1,320,482	$(54,056)
		$1,374,538				$1,320,482	$(54,056)
		$18,303,211				$22,606,437	$4,303,226

See Notes to the Financial Statements.

18	www.cloughglobal.com

Clough Global Opportunities Fund	Statement of Investments

October 31, 2017

	Shares	Value
COMMON STOCKS 84.11%
Consumer Discretionary 15.67%
Amazon.com, Inc.(a)(b)(c)	12,961	$14,325,534
BYD Co., Ltd. - Class H	377,000	3,302,990
Ctrip.com International, Ltd. - ADR(a)(b)(c)	92,531	4,431,310
DR Horton, Inc.(b)(c)	217,601	9,620,140
JD.com, Inc. - ADR(a)(b)	176,600	6,626,032
Lennar Corp. - Class A(b)(c)	78,600	4,375,662
Liberty Broadband Corp. - Class C(a)(b)(c)	168,367	14,696,755
Liberty Ventures - Series A(a)(b)(c)	272,862	15,542,220
Man Wah Holdings, Ltd.	1,474,000	1,330,141
Panasonic Corp.	507,700	7,592,840
PulteGroup, Inc.(b)(c)	266,900	8,068,387
Sony Corp.	113,000	4,385,638
Wayfair, Inc. - Class A(a)(b)(c)	48,400	3,383,160
		97,680,809

Consumer Staples 1.07%
Japan Tobacco, Inc.	203,100	6,692,896

Energy 0.51%
Fairway Energy LP(a)(d)(e)(f)(g)	536,000	3,173,120

Financials 23.66%
Ares Capital Corp.(b)	880,000	14,150,400
Bank of America Corp.(b)	801,710	21,958,837
Blackstone Mortgage Trust, Inc. - Class A(b)	406,700	12,945,261
Citigroup, Inc.(b)(c)	293,527	21,574,234
Credit Acceptance Corp.(a)(b)(c)	35,012	10,038,991
Franklin Resources, Inc.(b)(c)	59,800	2,519,374
Global Medical REIT, Inc.(b)	310,000	2,622,600
Golub Capital BDC, Inc.(b)	313,957	5,952,625
JPMorgan Chase & Co.(b)(c)	159,200	16,017,112
Ladder Capital Corp.(b)	230,242	3,094,452
PennyMac Mortgage Investment Trust(b)	322,414	5,177,969
Ping An Insurance Group Co. of China, Ltd. - Class H	939,500	8,249,257
Solar Capital, Ltd.(b)	224,331	4,758,060
Starwood Property Trust, Inc.(b)	801,786	17,246,417
TPG Specialty Lending, Inc.	57,539	1,176,097
		147,481,686

Health Care 12.11%
Alexion Pharmaceuticals, Inc.(a)(b)(c)	25,850	3,093,211
Align Technology, Inc.(a)(b)(c)	35,280	8,431,214
Apellis Pharmaceuticals(a)(d)(e)(f)(g)	139,701	766,117

	Shares	Value
Health Care (continued)
Biogen, Inc.(a)(b)(c)	12,150	$3,786,669
BioMarin Pharmaceutical, Inc.(a)(b)(c)	13,700	1,124,633
Bioverativ, Inc.(a)(b)(c)	56,600	3,197,900
Boston Scientific Corp.(a)(b)(c)	129,900	3,655,386
Bristol-Myers Squibb Co.(b)(c)	80,400	4,957,464
Cardiome Pharma Corp.(a)(b)	1,042,181	1,834,239
Celgene Corp.(a)(b)(c)	28,500	2,877,645
Clovis Oncology, Inc.(a)(b)(c)	26,100	1,967,157
CRISPR Therapeutics AG(a)(b)	338,610	6,535,173
Express Scripts Holding Co.(a)(b)	129,800	7,955,442
GW Pharmaceuticals PLC - ADR(a)(b)(c)	35,100	3,789,045
Hologic, Inc.(a)(b)(c)	80,600	3,050,710
Intra-Cellular Therapies, Inc.(a)(b)	240,400	3,747,836
Pfizer, Inc.(b)	157,200	5,511,432
Sienna Biopharmaceuticals -Series B(a)(d)(e)(f)	190,624	3,649,058
Sienna Biopharmaceuticals, Inc.(a)(b)	128,600	2,520,560
Vertex Pharmaceuticals, Inc.(a)(b)(c)	20,650	3,019,650
		75,470,541

Information Technology 30.54%
Alibaba Group Holding, Ltd. - Sponsored ADR(a)(b)(c)	69,610	12,870,193
ams AG	62,154	5,666,222
Apple, Inc.(b)(c)	268,190	45,334,838
Baidu, Inc. - Sponsored ADR(a)(b)(c)	8,450	2,061,293
Broadcom, Ltd.(b)(c)	56,654	14,951,557
Cognizant Technology Solutions Corp. - Class A(b)(c)	124,800	9,443,616
Cypress Semiconductor Corp.(b)	312,500	4,956,250
Facebook, Inc. - Class A(a)(b)(c)	33,730	6,073,424
Hon Hai Precision Industry Co., Ltd.	701,000	2,603,226
Lam Research Corp.(b)(c)	103,670	21,622,452
Micron Technology, Inc.(a)(b)(c)	139,900	6,198,969
Microsoft Corp.(b)(c)	153,900	12,801,402
Nintendo Co., Ltd.	14,800	5,701,069
Salesforce.com, Inc.(a)(b)(c)	79,300	8,115,562
Samsung Electronics Co., Ltd.	6,361	15,636,358
Ulvac, Inc.	62,700	4,405,901
ViaSat, Inc.(a)(b)(c)	105,835	6,889,858
Yelp, Inc.(a)(b)(c)	108,500	5,069,120
		190,401,310

Annual Report | October 31, 2017	19

Clough Global Opportunities Fund	Statement of Investments

October 31, 2017

	Shares	Value
Materials 0.55%
Chr Hansen Holding A/S	39,001	$3,412,759

TOTAL COMMON STOCKS
(Cost $449,251,435)		524,313,121

CLOSED-END FUNDS 1.68%
Altaba, Inc.(a)(b)	149,100	10,454,892

TOTAL CLOSED-END FUNDS
(Cost $9,921,545)		10,454,892

PARTICIPATION NOTES 1.97%
Consumer Discretionary 1.43%
Midea Group Co., Ltd. - Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 05/13/2019(d)	1,163,600	8,954,280

Consumer Staples 0.54%
Kweichow Moutai Co., Ltd. - Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 11/09/2017(d)	36,007	3,357,789

TOTAL PARTICIPATION NOTES
(Cost $7,958,745)		12,312,069

PREFERRED STOCKS 1.58%
Annaly Capital Management, Inc.
Series E, 7.625%(b)	162,911	4,136,310
Ares Management LP
Series A, 7.000%(b)	147,000	3,942,540
PennyMac Mortgage Investment Trust
Series B, 3M US L + 5.99%(b)(h)	70,000	1,778,000
		9,856,850

TOTAL PREFERRED STOCKS
(Cost $9,364,164)		9,856,850

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS 18.45%
Bank of America Corp.
10/21/2022, 2.503%(b)	$5,000,000	4,950,801
Biogen, Inc.
09/15/2020, 2.900%	20,000	20,429
Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS (continued)
BMW US Capital LLC
09/15/2021, 1.850%	$3,890,000	$3,815,892
Citigroup, Inc.
04/25/2022, 2.750%(b)	8,000,000	8,032,180
Citizens Bank National Association
12/04/2019, 2.450%(b)	2,802,000	2,820,343
05/13/2021, 2.550%(b)	4,910,000	4,933,578
EMC Corp.
06/01/2020, 2.650%(b)	3,000,000	2,965,333
Exelon Corp.
12/01/2020, 5.150%(b)	2,900,000	3,119,498
First Republic Bank
06/17/2019, 2.375%(b)	3,000,000	3,012,044
Ford Motor Credit Co. LLC
03/18/2021, 3.336%(b)(c)	6,000,000	6,164,231
General Motors Financial Co., Inc.
07/06/2021, 3.200%(b)	5,000,000	5,105,418
Goldman Sachs Group, Inc.
09/15/2020, 2.750%(b)(c)	4,000,000	4,044,869
11/15/2021, 2.350%(b)	4,500,000	4,458,821
Hercules Capital, Inc.
10/23/2022, 4.625%	3,000,000	3,012,885
Jackson National Life Global Funding
04/29/2021, 2.250%(b)(d)	4,160,000	4,145,921
JPMorgan Chase & Co.
06/07/2021, 2.400%(b)(c)	4,000,000	4,008,270
09/23/2022, 3.250%(b)(c)	4,000,000	4,118,625
Manufacturers & Traders Trust Co.
02/06/2020, 2.100%(b)(c)	4,000,000	4,005,971
Morgan Stanley
05/19/2022, 2.750%(b)	5,000,000	5,012,465
New York Life Global Funding
01/17/2024, 2.900%(b)(d)	4,000,000	4,039,003
Philip Morris International, Inc.
08/22/2022, 2.500%(b)	1,600,000	1,599,702
PNC Bank National Association
11/05/2020, 2.450%(b)(c)	4,000,000	4,034,879
Royal Bank of Canada
02/05/2020, 1.875%(b)(c)	5,000,000	4,988,286
Tencent Holdings, Ltd.
05/02/2019, 3.375%(b)	4,000,000	4,071,736
Toronto-Dominion Bank
12/14/2020, 2.500%(b)	3,332,000	3,367,013
Wells Fargo & Co.
07/22/2022, 2.625%(b)	10,000,000	9,989,800
Welltower, Inc.
04/01/2019, 4.125%(b)	5,033,000	5,164,142

TOTAL CORPORATE BONDS
(Cost $114,998,812)		115,002,135

20	www.cloughglobal.com

Clough Global Opportunities Fund	Statement of Investments

October 31, 2017

Description and Maturity Date	Principal Amount	Value
ASSET/MORTGAGE BACKED SECURITIES 8.55%
Federal National Mortgage Association - REMICS
Series 2017-16, Class NA,
03/25/2047, 3.000%(b)	$2,708,186	$2,708,885
Series 2017-60, Class C,
08/25/2047, 3.500%(b)	3,657,399	3,656,920
Government National Mortgage Association - REMICS
Series 2014-67, Class AE,
05/16/2039, 2.150%(b)	7,725,464	7,797,945
Series 2012-83, Class A,
07/16/2041, 1.368%	3,820,787	3,689,814
Series 2014-172, Class AC,
09/16/2041, 1.900%(b)	3,976,089	3,945,175
Series 2013-68, Class AC,
02/16/2046, 1.300%	3,290,687	3,125,568
Series 2017-103, Class HG,
01/20/2047, 2.500%	2,261,033	2,230,455
Series 2015-130, Class AB,
08/16/2047, 2.550%	3,123,912	3,116,077
Series 2014-166, Class PJ,
07/16/2051, 2.500%	3,951,014	3,937,144
Series 2012-111, Class A,
09/16/2052, 2.387%	2,042,788	2,033,938
Series 2013-101, Class AD,
12/16/2053, 2.623%(h)	2,961,001	2,949,751
Series 2017-29, Class A,
01/16/2058, 2.400%	4,461,450	4,376,158
Series 2017-49, Class AC,
09/16/2058, 2.600%(b)	9,930,906	9,761,665

TOTAL ASSET/MORTGAGE BACKED SECURITIES
(Cost $54,119,011)		53,329,495

GOVERNMENT & AGENCY OBLIGATIONS 14.10%
U.S. Treasury Bonds
11/15/2026, 6.500%(b)	6,300,000	8,452,090
08/15/2029, 6.125%(b)	6,750,000	9,326,470
02/15/2038, 4.375%	4,000,000	5,062,265
05/15/2040, 4.375%	4,500,000	5,716,055
11/15/2040, 4.250%(b)	12,000,000	15,005,391
02/15/2041, 4.750%	8,800,000	11,780,484
05/15/2041, 4.375%	4,000,000	5,098,203
08/15/2044, 3.125%	6,000,000	6,307,500
02/15/2047, 3.000%	5,000,000	5,121,973
U.S. Treasury Notes
10/31/2018, 1.250%	6,000,000	5,985,820
02/15/2019, 2.750%	4,000,000	4,062,734
09/30/2019, 1.375%	6,000,000	5,975,391

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $88,453,767)		87,894,376

Description and Maturity Date	Principal Amount	Value
MUNICIPAL BONDS 2.25%
New York City Transitional Finance Authority Revenue Bonds, Series E-2
02/01/2026, 3.080%(b)	$4,000,000	$4,025,400
New York State Transportation Development Corp. Revenue Bonds, Series B
07/01/2024, 3.023%(b)	3,150,000	3,055,280
New York State Urban Development Corp. Revenue Bonds, Series B
03/15/2023, 2.670%(b)	3,000,000	2,997,810
Wisconsin State General Fund Annual Appropriation Revenue Bonds, Series A
05/01/2023, 2.049%(b)	4,000,000	3,924,120

TOTAL MUNICIPAL BONDS
(Cost $14,030,714)		14,002,610

	Shares/Principal Amount	Value
SHORT-TERM INVESTMENTS 8.55%
Money Market Fund 5.05%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class
(0.936% 7-day yield)	31,484,148	31,484,148

U.S. Treasury Bills 3.50%
U.S. Treasury Bills
04/26/2018, 1.077%(i)	$6,000,000	5,963,777
06/21/2018, 1.191%(i)	8,000,000	7,933,622
08/16/2018, 1.263%(i)	8,000,000	7,913,760
		21,811,159
TOTAL SHORT-TERM INVESTMENTS
(Cost $53,299,490)		53,295,307

Total Investments - 141.24%
(Cost $801,397,683)		880,460,855

Liabilities in Excess of Other Assets - (41.24%)(j)		(257,100,333)

NET ASSETS - 100.00%		$623,360,522

Annual Report | October 31, 2017	21

Clough Global Opportunities Fund	Statement of Investments

October 31, 2017

SCHEDULE OF SECURITIES SOLD SHORT (a)	Shares	Value
COMMON STOCKS (8.39%)
Consumer Discretionary (0.51%)
Viacom, Inc. - Class B	(131,500)	$(3,159,945)

Consumer Staples (0.81%)
Walgreens Boots Alliance, Inc.	(76,800)	(5,089,536)

Financials (2.24%)
Ally Financial, Inc.	(256,000)	(6,689,280)
Deutsche Bank AG	(183,000)	(2,977,410)
Santander Consumer USA Holdings, Inc.	(257,300)	(4,281,472)
		(13,948,162)

Health Care (1.30%)
AmerisourceBergen Corp.	(43,700)	(3,362,715)
McKesson Corp.	(26,500)	(3,653,820)
Owens & Minor, Inc.	(43,800)	(1,076,166)
		(8,092,701)

Information Technology (3.53%)
AU Optronics Corp. - Sponsored ADR	(305,512)	(1,255,654)
Ingenico Group SA	(31,412)	(3,049,434)
International Business Machines Corp.	(71,700)	(11,046,102)
LINE Corp. - Sponsored ADR	(79,500)	(3,300,045)
Manhattan Associates, Inc.	(79,700)	(3,336,242)
		(21,987,477)

TOTAL COMMON STOCKS
(Proceeds $51,524,719)		(52,277,821)

EXCHANGE TRADED FUNDS (3.58%)
SPDR® S&P® Regional Banking ETF	(328,755)	(18,775,198)
United States Natural Gas Fund LP	(588,000)	(3,516,240)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $21,600,146)		(22,291,438)

TOTAL SECURITIES SOLD SHORT
(Proceeds $73,124,865)		$(74,569,259)

Investment Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

LIBOR - London Interbank Offered Rate

Libor Rates:

3M US L - 3 Month LIBOR as of October 31, 2017 was 1.38%

(a)	Non-income producing security.
(b)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short or borrowings. As of October 31, 2017, the aggregate value of those securities was $622,584,048, representing 99.88% of net assets. (See Note 1 and Note 6).
(c)	Loaned security; a portion or all of the security is on loan as of October 31, 2017.
(d)	Security exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of October 31, 2017, these securities had an aggregate value of $28,085,288 or 4.51% of net assets.
(e)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of October 31, 2017, these securities had a total value of $7,588,295 or 1.22% of net assets and have been deemed illiquid by the Adviser based on procedures approved by the Board of Trustees. (See Note 1).
(f)	Fair valued security; valued by management in accordance with procedures approved by the Fund's Board of Trustees. As of October 31, 2017, these securities had an aggregate market value of $7,588,295 or 1.22% of total net assets.
(g)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. See also footnote 1 to the financial statements for additional information.
(h)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at October 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(i)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(j)	Includes cash which is being held as collateral for total return swap contracts and securities sold short.

22	www.cloughglobal.com

Clough Global Opportunities Fund	Statement of Investments

October 31, 2017

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Appreciation
Credit Suisse	Hero MotoCorp, Ltd.	$3,741,915	152 bps + 1M LIBOR	1 M LIBOR	12/31/2020	$4,667,877	$925,962
Morgan Stanley	Hero MotoCorp, Ltd.	2,789,428	225 bps + 1D FEDEF	1 D FEDEF	10/18/2018	3,246,228	456,800
Credit Suisse	Housing Development Finance Corp.	5,148,051	175 bps + 1M LIBOR	1 M LIBOR	12/31/2020	6,974,503	1,826,452
Morgan Stanley	Housing Development Finance Corp.	8,000,581	225 bps + 1D FEDEF	1 D FEDEF	10/18/2018	9,789,537	1,788,956
Credit Suisse	Indiabulls Housing Finance	4,242,917	199 bps + 1M LIBOR	1 M LIBOR	12/31/2020	6,566,467	2,323,550
Morgan Stanley	ITC, Ltd.	4,878,884	225 bps + 1D FEDEF	1 D FEDEF	10/18/2018	5,154,821	275,937
Credit Suisse	Larsen & Toubro, Ltd.	4,420,572	155 bps + 1M LIBOR	1 M LIBOR	12/31/2020	5,890,214	1,469,642
Morgan Stanley	Larsen & Toubro, Ltd.	2,267,279	225 bps + 1D FEDEF	1 D FEDEF	10/18/2018	2,751,471	484,192
Morgan Stanley	Mahindra & Mahindra, Ltd.	4,961,257	225 bps + 1D FEDEF	1 D FEDEF	10/18/2018	5,349,136	387,879
Morgan Stanley	United Microelectronics Corp.	(1,977,910)	1D FEDEF -75 bps	1 D FEDEF	09/24/2019	(1,930,337)	47,573
		$38,472,974				$48,459,917	$9,986,943

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Depreciation
Credit Suisse	Mahindra & Mahindra, Ltd.	$3,470,932	125 bps + 1M LIBOR	1 M LIBOR	12/31/2020	$3,334,425	$(136,507)
		$3,470,932				$3,334,425	$(136,507)
		$41,943,906				$51,794,342	$9,850,436

For Fund compliance purposes, each Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by each Fund's management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

See Notes to the Financial Statements.

Annual Report | October 31, 2017	23

Clough Global Funds	Statements of Assets and Liabilities

October 31, 2017

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
ASSETS:

Investments, at value (Cost - see below)*	$217,448,159	$353,376,273	$880,460,855
Cash	699,667	1,318,418	2,227,199
Deposit with broker for securities sold short	14,717,499	26,834,796	65,713,846
Deposit with broker for total return swap contracts	6,704,785	12,039,035	28,153,186
Unrealized appreciation on total return swap contracts	2,563,190	4,357,282	9,986,943
Interest receivable - margin account	3,876	6,333	17,605
Dividends receivable	43,826	84,264	180,418
Interest receivable	604,708	160,155	1,937,252
Receivable for investments sold	55,463	1,688,942	4,198,996
Total Assets	242,841,173	399,865,498	992,876,300

LIABILITIES:

Loan payable	72,000,000	113,000,000	292,000,000
Interest due on loan payable	8,314	13,049	33,719
Securities sold short (Proceeds $16,633,074, $29,566,929 and $73,124,865)	17,165,905	30,126,312	74,569,259
Payable for investments purchased	–	–	769,145
Unrealized depreciation on total return swap contracts	–	54,056	136,507
Payable for total return swap contracts payments	176,701	329,859	798,498
Dividends payable - short sales	7,620	12,444	30,720
Accrued investment advisory fee	144,453	304,696	841,168
Accrued administration fee	58,813	108,337	269,173
Accrued trustees fee	3,817	3,817	3,817
Other payables and accrued expenses	42,755	43,105	63,772
Total Liabilities	89,608,378	143,995,675	369,515,778
Net Assets	$153,232,795	$255,869,823	$623,360,522
Cost of Investments	$200,344,071	$316,517,199	$801,397,683

COMPOSITION OF NET ASSETS:

Paid-in capital	$145,123,210	$228,067,999	$595,609,414
Overdistributed net investment loss	(2,598,197)	(5,441,158)	(12,614,505)
Accumulated net realized loss	(8,425,502)	(7,357,821)	(47,098,478)
Net unrealized appreciation	19,133,284	40,600,803	87,464,091
Net Assets	$153,232,795	$255,869,823	$623,360,522
Shares of common stock outstanding of no par value, unlimited shares authorized	10,379,906	17,641,105	51,559,059
Net asset value per share	$14.76	$14.50	$12.09

* Securities Loaned, at value	$66,103,328	$99,173,783	$256,933,010

See Notes to the Financial Statements.

24	www.cloughglobal.com

Clough Global Funds	Statements of Operations

For the year ended October 31, 2017

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $33,863, $56,508 and $142,798)	$3,187,983	$6,248,592	$9,623,938
Interest on investment securities	2,405,118	681,606	8,171,107
Interest income - margin account	138	1,527	–
Hypothecated securities income (See Note 6)	36,066	221,178	347,528
Total Income	5,629,305	7,152,903	18,142,573

EXPENSES:

Investment advisory fee	1,659,447	3,422,539	9,537,029
Administration fee	675,424	1,215,122	3,049,831
Interest on loan	1,363,538	2,139,979	5,529,799
Interest expense - margin account	–	–	1,181
Trustees fee	155,875	155,876	155,876
Dividend expense - short sales	41,360	66,472	167,429
Legal fees	162,895	162,558	162,674
Shareholder Proxy	233,810	271,833	400,187
Other expenses	53,614	59,439	96,072
Total Expenses	4,345,963	7,493,818	19,100,078
Net Investment Income/(Loss)	1,283,342	(340,915)	(957,505)

NET REALIZED GAIN/(LOSS) ON:
Investment securities	10,682,221	25,593,718	51,920,102
Futures contracts	309,922	680,641	1,721,039
Securities sold short	(3,546,309)	(5,944,261)	(14,462,872)
Total return swap contracts	126,336	78,786	432,948
Foreign currency transactions	17,038	23,520	161,736
Long-term capital gains distributions from other investment companies	227,025	104,461	186,087
Net realized gain	7,816,233	20,536,865	39,959,040
NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
Investment securities	13,839,791	32,247,525	66,188,761
Futures contracts	(48,860)	(108,006)	(275,159)
Securities sold short	(1,951,554)	(2,977,009)	(7,250,463)
Total return swap contracts	2,560,709	4,399,180	10,092,541
Translation of assets and liabilities denominated in foreign currencies	5,562	8,782	22,411
Net change in unrealized appreciation	14,405,648	33,570,472	68,778,091
Net realized and unrealized gain	22,221,881	54,107,337	108,737,131
Net Increase in Net Assets Attributable to Common Shares from Operations	$23,505,223	$53,766,422	$107,779,626

See Notes to the Financial Statements.

Annual Report | October 31, 2017	25

Clough Global Dividend and Income Fund	Statements of Changes in Net Assets

	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016(1)
COMMON SHAREHOLDERS OPERATIONS:

Net investment income/(loss)	$1,283,342	$(125,061)
Net realized gain/(loss)	7,816,233	(14,362,911)
Net change in unrealized appreciation/(depreciation)	14,405,648	9,597,736
Net Increase/(Decrease) in Net Assets From Operations	23,505,223	(4,890,236)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:

Net investment income	(3,908,415)	–
Net realized gains	–	(6,159,918)
Tax return of capital	(9,527,880)	(8,281,647)
Net Decrease in Net Assets from Distributions	(13,436,295)	(14,441,565)

CAPITAL SHARE TRANSACTIONS
Repurchase of fund shares	(155,239)	–
Net Decrease in Net Assets From Share Transactions	(155,239)	–

Net Increase/(Decrease) in Net Assets Attributable to Common Shares	9,913,689	(19,331,801)

NET ASSETS ATTRIBUABLE TO COMMON SHARES:

Beginning of year	143,319,106	162,650,907
End of year*	$153,232,795	$143,319,106
*Includes overdistributed net investment loss of:	$(2,598,197)	$(6,951)

(1)	Effective July 31, 2016, the Clough Global Allocation Fund name changed to Clough Global Dividend and Income Fund.

See Notes to the Financial Statements.

26	www.cloughglobal.com

Clough Global Equity Fund	Statements of Changes in Net Assets

	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
COMMON SHAREHOLDERS OPERATIONS:

Net investment loss	$(340,915)	$(4,017,280)
Net realized gain/(loss)	20,536,865	(25,483,445)
Net change in unrealized appreciation/(depreciation)	33,570,472	10,621,370
Net Increase/(Decrease) in Net Assets From Operations	53,766,422	(18,879,355)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:

Net investment income	(2,298,935)	–
Net realized gains	–	(15,868,789)
Tax return of capital	(19,645,484)	(7,640,117)
Net Decrease in Net Assets from Distributions	(21,944,419)	(23,508,906)

CAPITAL SHARE TRANSACTIONS
Repurchase of fund shares	(139,566)	–
Net Decrease in Net Assets From Share Transactions	(139,566)	–

Net Increase/(Decrease) in Net Assets Attributable to Common Shares	31,682,437	(42,388,261)

NET ASSETS ATTRIBUABLE TO COMMON SHARES:

Beginning of year	224,187,386	266,575,647
End of year*	$255,869,823	$224,187,386
*Includes overdistributed net investment loss of:	$(5,441,158)	$(2,804,394)

See Notes to the Financial Statements.

Annual Report | October 31, 2017	27

Clough Global Opportunities Fund	Statements of Changes in Net Assets

	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
COMMON SHAREHOLDERS OPERATIONS:

Net investment loss	$(957,505)	$(7,963,225)
Net realized gain/(loss)	39,959,040	(79,294,641)
Net change in unrealized appreciation/(depreciation)	68,778,091	51,323,517
Net Increase/(Decrease) in Net Assets From Operations	107,779,626	(35,934,349)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:

Net investment income	(6,976,864)	–
Net realized gains	–	(9,287,743)
Tax return of capital	(48,235,156)	(50,435,017)
Net Decrease in Net Assets from Distributions	(55,212,020)	(59,722,760)

CAPITAL SHARE TRANSACTIONS
Repurchase of fund shares	(138,330)	–
Net Decrease in Net Assets From Share Transactions	(138,330)	–

Net Increase/(Decrease) in Net Assets Attributable to Common Shares	52,429,276	(95,657,109)

NET ASSETS ATTRIBUABLE TO COMMON SHARES:

Beginning of year	570,931,246	666,588,355
End of year*	$623,360,522	$570,931,246
*Includes overdistributed net investment loss of:	$(12,614,505)	$(4,944,987)

See Notes to the Financial Statements.

28	www.cloughglobal.com

Clough Global Funds	Statements of Cash Flows

For the year ended October 31, 2017

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$23,505,223	$53,766,422	$107,779,626
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(312,587,441)	(448,327,492)	(1,386,637,735)
Proceeds from disposition of investment securities	331,130,726	472,623,239	1,455,865,926
Proceeds from securities sold short transactions	67,057,612	116,171,029	275,818,295
Cover securities sold short transactions	(87,238,020)	(147,953,711)	(352,983,406)
Net purchases of short-term investment securities	(14,536,805)	(11,315,561)	(43,635,176)
Net realized (gain)/loss on:
Investment securities	(10,682,221)	(25,593,718)	(51,920,102)
Securities sold short	3,546,309	5,944,261	14,462,872
Long-term capital gains distributions from other investment companies	(227,025)	(104,461)	(186,087)
Net change in unrealized (appreciation)/depreciation on:
Investment securities	(13,839,791)	(32,247,525)	(66,188,761)
Futures contracts	48,860	108,006	275,159
Securities sold short	1,951,554	2,977,009	7,250,463
Total return swap contracts	(2,560,709)	(4,399,180)	(10,092,541)
Translation of assets and liabilities denominated in foreign currencies	(5,562)	(8,782)	(22,411)
Net amortization/(accretion) of premiums/discounts	469,143	945,058	1,855,018
(Increase)/Decrease in assets:
Deposits with broker for futures contracts	85,500	189,000	481,501
Deposits with broker for securities sold short	28,143,777	42,748,622	107,003,512
Deposits with brokers for total return swap contracts	(2,924,785)	(5,109,035)	(12,573,186)
Dividends receivable	91,290	96,604	263,211
Interest receivable - margin account	361,822	621,625	1,559,207
Variation margin receivable	4,275	9,450	24,075
Increase/(Decrease) in liabilities:
Interest due on loan payable	(7,185)	(12,541)	(30,529)
Payable for total return swap contracts payments	168,870	309,238	746,336
Dividends payable - short sales	7,620	12,444	30,720
Interest payable - margin account	(9,134)	(14,827)	(37,726)
Accrued investment advisory fee	(23,307)	(42,338)	(134,422)
Accrued administration fee	(9,229)	(16,005)	(42,969)
Accrued trustees fee	3,817	3,817	3,817
Other payables and accrued expenses	42,755	43,105	63,772
Net cash provided by operating activities	11,967,939	21,423,753	48,998,459

CASH FLOWS FROM FINANCING ACTIVITIES:
Repurchase of fund shares	(155,239)	(139,566)	(138,330)
Cash distributions paid	(13,436,295)	(21,944,419)	(55,212,020)
Net cash used in financing activities	(13,591,534)	(22,083,985)	(55,350,350)

Effect of exchange rates on cash	5,562	8,782	22,411

Net Change in Cash and Foreign Rates on Cash and Foreign Currency	(1,618,033)	(651,450)	(6,329,480)

Cash and foreign currency, beginning of year	$2,317,700	$1,969,868	$8,556,679
Cash and foreign currency, end of year	$699,667	$1,318,418	$2,227,199

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for interest from loan payable:	$1,370,723	$2,152,520	$5,560,328

See Notes to the Financial Statements.

Annual Report | October 31, 2017	29

Clough Global Dividend and Income Fund	Financial Highlights

For a share outstanding throughout the period/years indicated

	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016(1)	For the Year Ended October 31, 2015	For the Period Ended October 31, 2014(2)		For the Year Ended March 31, 2014	For the Year Ended March 31, 2013
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$13.79		$15.65	$16.96	$17.51		$17.38	$16.30
Income from investment operations:
Net investment income/(loss)*	0.12		(0.01)	(0.27)	(0.12)		(0.26)	(0.01)
Net realized and unrealized gain/(loss) on investments	2.14		(0.46)	0.38	0.31		1.90	2.29
Total Income/(Loss) from Investment Operations	2.26		(0.47)	0.11	0.19		1.64	2.28

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.37)		–	(0.07)	(0.14)		(0.24)	(0.90)
Net realized gains	–		(0.59)	(1.34)	(0.60)		(1.27)	(0.30)
Tax return of capital	(0.92)		(0.80)	–	–		–	–
Total Distributions to Common Shareholders	(1.29)		(1.39)	(1.41)	(0.74)		(1.51)	(1.20)

CAPITAL SHARE TRANSACTIONS:
Dilutive impact of capital share transactions*	(0.00	)(3)	–	(0.01)	–		–	–
Total Capital Share Transactions	(0.00	)(3)	–	(0.01)	–		–	–
Net asset value - end of period	$14.76		$13.79	$15.65	$16.96		$17.51	$17.38
Market price - end of period	$14.16		$11.62	$13.60	$14.60		$15.18	$15.07

Total Investment Return - Net Asset Value:(4)	17.89%		(1.14)%	1.61%	1.68%		11.14%	16.19%
Total Investment Return - Market Price:(4)	34.22%		(4.14)%	2.57%	0.97%		11.12%	17.81%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$153,233		$143,319	$162,651	$176,968		$182,737	$181,309
Ratios to average net assets attributable to common shareholders:
Total expenses	2.94%		3.65%	3.95%	3.25	%(5)	3.34%	3.24%
Total expenses excluding interest expense and dividends on short sales expense	1.99%		2.09%	2.17%	2.00	%(5)	1.94%	1.93%
Net investment income/(loss)	0.87%		(0.08)%	(1.58)%	(1.15	)%(5)	(1.47)%	(0.04)%
Portfolio turnover rate(6)	149%		205%	172%	110%		179%	250%

Borrowings at End of Period
Aggregate Amount Outstanding (000s)	$72,000		$72,000	$93,300	$93,300		$93,300	$89,800
Asset Coverage Per $1,000 (000s)	$3,128		$2,991	$2,743	$2,897		$2,959	$3,019

*	Based on average shares outstanding.
(1)	Effective July 31, 2016, the Clough Global Allocation Fund name changed to Clough Global Dividend and Income Fund.
(2)	The Board announced, on September 12, 2014, approval to change the fiscal year-end of the Fund from March 31 to October 31.
(3)	Less than $0.005.
(4)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Past performance is not a guarantee of future results. Total returns for the period indicated are not annualized.
(5)	Annualized.
(6)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to the Financial Statements.

30	www.cloughglobal.com

Clough Global Equity Fund	Financial Highlights

For a share outstanding throughout the period/years indicated

	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016		For the Year Ended October 31, 2015	For the Period Ended October 31, 2014(1)		For the Year Ended March 31, 2014	For the Year Ended March 31, 2013
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$12.70		$15.10		$16.47	$17.15		$16.63	$15.53
Income from investment operations:
Net investment loss*	(0.02)		(0.23)		(0.45)	(0.17)		(0.33)	(0.06)
Net realized and unrealized gain/(loss) on investments	3.06		(0.84)		0.46	0.23		2.33	2.32
Total Income/(Loss) from Investment Operations	3.04		(1.07)		0.01	0.06		2.00	2.26

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.13)		–		(0.04)	(0.08)		(0.38)	(0.87)
Net realized gains	–		(0.90)		(1.32)	(0.66)		(1.10)	(0.29)
Tax return of capital	(1.11)		(0.43)		–	–		–	–
Total Distributions to Common Shareholders	(1.24)		(1.33)		(1.36)	(0.74)		(1.48)	(1.16)

CAPITAL SHARE TRANSACTIONS:
Dilutive impact of capital share transactions*	(0.00	)(2)	–		(0.02)	–		–	–
Total Capital Share Transactions	(0.00	)(2)	–		(0.02)	–		–	–
Net asset value - end of period	$14.50		$12.70		$15.10	$16.47		$17.15	$16.63
Market price - end of period	$13.66		$10.69		$12.92	$14.34		$15.42	$14.70

Total Investment Return - Net Asset Value:(3)	25.99%		(5.36	)%(4)	0.76%	0.86%		13.57%	16.90%
Total Investment Return - Market Price:(3)	41.01%		(6.90)%		(0.98)%	(2.33)%		15.52%	22.60%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$255,870		$224,187		$266,576	$293,829		$305,958	$296,710
Ratios to average net assets attributable to common shareholders:
Total expenses	3.14%		4.21%		4.56%	3.68	%(5)	3.76%	3.67%
Total expenses excluding interest expense and dividends on short sales expense	2.21%		2.59%		2.77%	2.42	%(5)	2.36%	2.35%
Net investment loss	(0.14)%		(1.70)%		(2.73)%	(1.68	)%(5)	(1.95)%	(0.37)%
Portfolio turnover rate(6)	141%		182%		154%	102%		166%	250%

Borrowings at End of Period
Aggregate Amount Outstanding (000s)	$113,000		$113,000		$156,000	$156,000		$156,000	$147,000
Asset Coverage Per $1,000 (000s)	$3,264		$2,984		$2,709	$2,884		$2,961	$3,018

*	Based on average shares outstanding.
(1)	The Board announced, on September 12, 2014, approval to change the fiscal year-end of the Fund from March 31 to October 31.
(2)	Less than $0.005.
(3)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Past performance is not a guarantee of future results. Total returns for the period indicated are not annualized.
(4)	In 2016, 0.07% of the Funds’s total return consists of a reimbursement by the Adviser for a realized investment loss. Excluding this item, total return would have been (5.43)%.
(5)	Annualized.
(6)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to the Financial Statements.

Annual Report | October 31, 2017	31

Clough Global Opportunities Fund	Financial Highlights

For a share outstanding throughout the period/years indicated

	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Period Ended October 31, 2014(1)		For the Year Ended March 31, 2014	For the Year Ended March 31, 2013
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$11.07		$12.92	$14.11	$14.67		$14.64	$13.84
Income from investment operations:
Net investment loss*	(0.02)		(0.15)	(0.35)	(0.15)		(0.32)	(0.09)
Net realized and unrealized gain/(loss) on investments	2.11		(0.54)	0.36	0.26		1.72	1.97
Total Income/(Loss) from Investment Operations	2.09		(0.69)	0.01	0.11		1.40	1.88

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.14)		–	–	–		(0.11)	(1.08)
Net realized gains	–		(0.18)	(1.19)	(0.67)		(1.26)	–
Tax return of capital	(0.93)		(0.98)	–	–		–	–
Total Distributions to Common Shareholders	(1.07)		(1.16)	(1.19)	(0.67)		(1.37)	(1.08)

CAPITAL SHARE TRANSACTIONS:
Dilutive impact of capital share transactions*	(0.00	)(2)	–	(0.01)	–		–	–
Total Capital Share Transactions	(0.00	)(2)	–	(0.01)	–		–	–
Net asset value - end of period	$12.09		$11.07	$12.92	$14.11		$14.67	$14.64
Market price - end of period	$11.42		$9.04	$11.25	$12.18		$12.75	$12.87

Total Investment Return - Net Asset Value:(3)	20.99%		(3.48)%	1.13%	1.39%		11.26%	15.87%
Total Investment Return - Market Price:(3)	39.95%		(9.49)%	1.93%	0.70%		9.99%	19.67%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$623,361		$570,931	$666,588	$729,855		$759,084	$757,452
Ratios to average net assets attributable to common shareholders:
Total expenses	3.23%		4.32%	4.62%	3.86	%(4)	3.97%	3.86%
Total expenses excluding interest expense and dividends on short sales expense	2.27%		2.73%	2.82%	2.60	%(4)	2.55%	2.52%
Net investment loss	(0.16)%		(1.33)%	(2.47)%	(1.76	)%(4)	(2.15)%	(0.64)%
Portfolio turnover rate(5)	165%		191%	176%	111%		178%	241%

Borrowings at End of Period
Aggregate Amount Outstanding (000s)	$292,000		$292,000	$388,900	$388,900		$388,900	$388,900
Asset Coverage Per $1,000 (000s)	$3,135		$2,955	$2,714	$2,877		$2,952	$2,948

*	Based on average shares outstanding.
(1)	The Board announced, on September 12, 2014, approval to change the fiscal year-end of the Fund from March 31 to October 31.
(2)	Less than $0.005.
(3)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Past performance is not a guarantee of future results. Total returns for the period indicated are not annualized.
(4)	Annualized.
(5)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to the Financial Statements.

32	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

October 31, 2017

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (each a “Fund”, collectively the “Funds”), are closed-end management investment companies registered under the Investment Company Act of 1940 (the “1940 Act”). The Funds were organized under the laws of the state of Delaware on April 27, 2004, January 25, 2005, and January 12, 2006, respectively for Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund. The Funds were previously registered as non-diversified investment companies. As a result of ongoing operations, each of the Funds became a diversified company. The Funds may not resume operating in a non-diversified manner without first obtaining shareholder approval. Each Fund’s investment objective is to provide a high level of total return. Each Declaration of Trust provides that the Board of Trustees (the “Board”) may authorize separate classes of shares of beneficial interest. The common shares of Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund are listed on the NYSE American LLC and trade under the ticker symbols “GLV”, “GLQ” and “GLO” respectively.

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. Each Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance applicable to investment companies as codified in Accounting Standards Codification Topic (“ASC”) 946 – Investment Companies.

The net asset value per share of each Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (“NYSE” or the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when a Fund is not open for business. As a result, each Fund’s net asset value may change at times when it is not possible to purchase or sell shares of a Fund.

Investment Valuation: Securities, including preferred stocks, exchange traded funds, closed-end funds and participation notes held by each Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Funds price their portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise fair value will be determined by the board-appointed fair valuation committee. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services or dealers at the mean between the latest available bid and asked prices. As authorized by the Board, debt securities (including short-term obligations that will mature in 60 days or less) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Exchange-traded options are valued at closing settlement prices. Total return swaps are priced based on valuations provided by a Board approved independent third party pricing agent. If a total return swap price cannot be obtained from an independent third party pricing agent the Fund shall seek to obtain a bid price from at least one independent and/or executing broker.

If the price of a security is unavailable in accordance with the aforementioned pricing procedures, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined by management pursuant to procedures adopted by the Board. For this purpose, fair value is the price that a Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that a Fund could actually receive on a sale of the security.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Annual Report | October 31, 2017	33

Clough Global Funds	Notes to Financial Statements

October 31, 2017

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used as of October 31, 2017, in valuing each Fund’s investments carried at value. The Funds recognize transfers between the levels as of the end of the period in which the transfer occurred. There were no transfers between Level 1 and Level 2 securities during the year ended October 31, 2017.

Clough Global Dividend and Income Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$14,606,394	$–	$–	$14,606,394
Consumer Staples	1,670,752	–	–	1,670,752
Energy	–	–	773,744	773,744
Financials	39,141,008	–	–	39,141,008
Health Care	5,615,264	–	–	5,615,264
Information Technology	39,410,919	–	–	39,410,919
Materials	841,967	–	–	841,967
Participation Notes	–	3,011,447	–	3,011,447
Preferred Stocks	5,184,278	–	–	5,184,278
Corporate Bonds	–	40,579,257	–	40,579,257
Asset/Mortgage Backed Securities	–	17,720,803	–	17,720,803
Government & Agency Obligations	–	23,888,192	–	23,888,192
Municipal Bonds	–	7,568,737	–	7,568,737
Short-Term Investments
Money Market Fund	5,024,302	–	–	5,024,302
U.S. Treasury Bills	–	12,411,095	–	12,411,095
TOTAL	$111,494,884	$105,179,531	$773,744	$217,448,159

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Total Return Swap Contracts**	$–	$2,563,190	$–	$2,563,190

Liabilities
Securities Sold Short
Common Stocks	(11,676,872)	–	–	(11,676,872)
Exchange Traded Funds	(5,489,033)	–	–	(5,489,033)
TOTAL	$(17,165,905)	$2,563,190	$–	$(14,602,715)

34	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

October 31, 2017

Clough Global Equity Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$49,067,632	$–	$–	$49,067,632
Consumer Staples	2,692,317	–	–	2,692,317
Energy	–	–	1,288,192	1,288,192
Financials	72,799,473	–	–	72,799,473
Health Care	35,390,113	1,465,852	308,731	37,164,696
Information Technology	87,844,739	–	–	87,844,739
Materials	1,374,169	–	–	1,374,169
Utilities	12,948,878	–	–	12,948,878
Closed-End Funds	4,200,188	–	–	4,200,188
Participation Notes	–	4,912,106	–	4,912,106
Preferred Stocks	8,394,194	–	–	8,394,194
Asset/Mortgage Backed Securities	–	902,330	–	902,330
Government & Agency Obligations	–	20,002,478	–	20,002,478
Short-Term Investments
Money Market Fund	41,357,206	–	–	41,357,206
U.S. Treasury Bills	–	8,427,675	–	8,427,675
TOTAL	$316,068,909	$35,710,441	$1,596,923	$353,376,273

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Total Return Swap Contracts**	$–	$4,357,282	$–	$4,357,282

Liabilities
Securities Sold Short
Common Stocks	(21,257,931)	–	–	(21,257,931)
Exchange Traded Funds	(8,868,381)	–	–	(8,868,381)
Total Return Swap Contracts**	–	(54,056)	–	(54,056)
TOTAL	$(30,126,312)	$4,303,226	$–	$(25,823,086)

Annual Report | October 31, 2017	35

Clough Global Funds	Notes to Financial Statements

October 31, 2017

Clough Global Opportunities Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$97,680,809	$–	$–	$97,680,809
Consumer Staples	6,692,896	–	–	6,692,896
Energy	–	–	3,173,120	3,173,120
Financials	147,481,686	–	–	147,481,686
Health Care	71,055,366	3,649,058	766,117	75,470,541
Information Technology	190,401,310	–	–	190,401,310
Materials	3,412,759	–	–	3,412,759
Closed-End Funds	10,454,892	–	–	10,454,892
Participation Notes	–	12,312,069	–	12,312,069
Preferred Stocks	9,856,850	–	–	9,856,850
Corporate Bonds	–	115,002,135	–	115,002,135
Asset/Mortgage Backed Securities	–	53,329,495	–	53,329,495
Government & Agency Obligations	–	87,894,376	–	87,894,376
Municipal Bonds	–	14,002,610	–	14,002,610
Short-Term Investments
Money Market Fund	31,484,148	–	–	31,484,148
U.S. Treasury Bills	–	21,811,159	–	21,811,159
TOTAL	$568,520,716	$308,000,902	$3,939,237	$880,460,855

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Total Return Swap Contracts**	$–	$9,986,943	$–	$9,986,943

Liabilities
Securities Sold Short
Common Stocks	(52,277,821)	–	–	(52,277,821)
Exchange Traded Funds	(22,291,438)	–	–	(22,291,438)
Total Return Swap Contracts**	–	(136,507)	–	(136,507)
TOTAL	$(74,569,259)	$9,850,436	$–	$(64,718,823)

*	For detailed sector descriptions, see the accompanying Statements of Investments.
**	Swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or Clough Capital Partners L.P. (the “Adviser” or “Clough”) believes the price provided is not reliable, securities of each Fund may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On a monthly basis, the Fair Value Committee of each Fund meets and discusses securities that have been fair valued during the preceding month in accordance with the Funds’ Fair Value Procedures and reports quarterly to the Board on the results of those meetings.

36	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

October 31, 2017

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Clough Global Dividend and Income Fund

Investments in Securities	Balance as of October 31, 2016	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of October 31, 2017	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at October 31, 2017
Common
Stocks	$–	$–	$–	$–	$–	$773,744	$–	$773,744	$(549,594)
Total	$–	$–	$–	$–	$–	$773,744	$–	$773,744	$(549,594)

Clough Global Equity Fund

Investments in Securities	Balance as of October 31, 2016	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of October 31, 2017	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at October 31, 2017
Common
Stocks	$–	$–	$–	$308,731	$–	$1,288,192	$–	$1,596,923	$(915,008)
Total	$–	$–	$–	$308,731	$–	$1,288,192	$–	$1,596,923	$(915,008)

Clough Global Opportunities Fund

Investments in Securities	Balance as of October 31, 2016	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of October 31, 2017	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at October 31, 2017
Common
Stocks	$–	$–	$–	$766,117	$–	$3,173,120	$–	$3,939,237	$(2,253,880)
Total	$–	$–	$–	$766,117	$–	$3,173,120	$–	$3,939,237	$(2,253,880)

The following is a summary of valuation techniques and quantitative information used in determining the fair value of the Fund’s Level 3 investments at October 31, 2017:

Fund	Sector	Fair Value	Valuation Technique	Unobservable Input(a)	Range / Premium
Clough Global Dividend Income Fund	Energy	$773,744	Comparable Company Approach	Implied Premium	35.53%
				Projected EV/EBITDA Multiple	7.08x – 8.19x
				Projected EV/Revenue Multiple	4.16x – 4.58x
Clough Global Equity Fund	Energy	$1,288,192	Comparable Company Approach	Implied Premium	35.53%
				Projected EV/EBITDA Multiple	7.08x – 8.19x
				Projected EV/Revenue Multiple	4.16x – 4.58x
	Health Care	$308,731	Recent Financings	Transaction Price	N/A
Clough Global Opportunities Fund	Energy	$3,173,120	Comparable Company Approach	Implied Premium	35.53%
				Projected EV/EBITDA Multiple	7.08x – 8.19x
				Projected EV/Revenue Multiple	4.16x – 4.58x
	Health Care	$766,117	Recent Financings	Transaction Price	N/A

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Annual Report | October 31, 2017	37

Clough Global Funds	Notes to Financial Statements

October 31, 2017

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Implied Premium	Increase	Decrease
Projected EV/EBITDA Multiple	Increase	Decrease
Projected EV/Revenue Multiple	Increase	Decrease
Transaction Price	Increase	Decrease

Foreign Securities: Each Fund may invest a portion of its assets in foreign securities. In the event that a Fund executes a foreign security transaction, the Fund will generally enter into a foreign currency spot contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of each Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is reported with investment securities realized and unrealized gains and losses in the Funds’ Statements of Operations.

A foreign currency spot contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Each Fund may enter into foreign currency spot contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by a Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency spot contracts are reported in the Funds’ Statements of Assets and Liabilities as a receivable for investments sold or a payable for investments purchased and in the Funds’ Statements of Operations with the change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies. These spot contracts are used by the broker to settle investments denominated in foreign currencies.

A Fund may realize a gain or loss upon the closing or settlement of the foreign transactions, excluding investment securities. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statements of Operations.

Exchange Traded Funds: Each Fund may invest in exchange traded funds (“ETFs”), which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a Fund investing in an ETF will indirectly bear those costs. Such Funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Short Sales: Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Each Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. Each Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current value of the security sold short. The cash amount is reported on the Statements of Assets and Liabilities as Deposit with broker for securities sold short which is held with one counterparty. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to short sales. The interest incurred by the Funds is reported on the Statements of Operations as Interest expense – margin account. Interest amounts payable, if any, are reported on the Statements of Assets and Liabilities as Interest payable – margin account.

Each Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. Each Fund expects normally to close its short sales against-the-box by delivering newly acquired stock. Since the Funds intend to hold securities sold short for the short term, these securities are excluded from the purchases and sales of investment securities in Note 4 and each Fund’s Portfolio Turnover in the Financial Highlights.

38	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

October 31, 2017

Derivatives Instruments and Hedging Activities: The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivative contracts, including, but not limited to, purchased and written options, swaps, futures and warrants. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Each Fund may acquire put and call options and options on stock indices and enter into stock index futures contracts, certain credit derivatives transactions and short sales in connection with its equity investments. In connection with a Fund's investments in debt securities, it may enter into related derivatives transactions such as interest rate futures, swaps and options thereon and certain credit derivatives transactions. Derivatives transactions of the types described above subject a Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Each Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by a Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivatives contract due to financial difficulties, each Fund may experience significant delays in obtaining any recovery under the derivatives contract in a bankruptcy or other reorganization proceeding. Each Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Market Risk Factors: In addition, in pursuit of their investment objectives, certain Funds may seek to use derivatives, which may increase or decrease exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Option Writing/Purchasing: Each Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that a Fund pays a premium whether or not the option is exercised. Additionally, a Fund bears the risk of loss of premium and change in value should the counterparty not perform under the contract. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to options. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to written options. The interest incurred on the Funds is reported on the Statements of Operations as Interest expense – margin account. Interest amounts payable by the Funds, if any, are reported on the Statements of Assets and Liabilities as Interest payable – margin account.

When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is recorded as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

There was no written option or purchased option activity for the year ended October 31, 2017.

Annual Report | October 31, 2017	39

Clough Global Funds	Notes to Financial Statements

October 31, 2017

Futures Contracts: Each Fund may enter into futures contracts. A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price at a future date. If a Fund buys a security futures contract, the Fund enters into a contract to purchase the underlying security and is said to be "long" under the contract. If a Fund sells a security futures contact, the Fund enters into a contract to sell the underlying security and is said to be "short" under the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Such payables or receivables are recorded for financial statement purposes as variation margin payable or variation margin receivable by each Fund. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to futures contracts. The cash amount is reported on the Statements of Assets and Liabilities as Deposit with broker for futures contracts which is held with one counterparty. Management has reviewed the futures agreement under which the futures contracts are traded and has determined that the Funds do not have the right to set-off, and therefore the futures contracts are not subject to enforceable netting arrangements.

The Funds enter into such transactions for hedging and other appropriate risk-management purposes or to increase return. While a Fund may enter into futures contracts for hedging purposes, the use of futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Funds’ portfolio holdings and futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.

Futures contract transactions may result in losses substantially in excess of the variation margin. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, the Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.

During the year ended October 31, 2017, the Funds invested in futures contracts.

Swaps: During the year each Fund engaged in total return swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Each Fund may utilize swap agreements as a means to gain exposure to certain assets and/or to “hedge” or protect the Fund from adverse movements in securities prices or interest rates. Each Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If each Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to swap contracts. The cash amount is reported on the Statements of Assets and Liabilities as Deposit with broker for total return swap contracts which is held with one counterparty.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

During the year ended October 31, 2017, the Funds invested in swap agreements consistent with the Funds’ investment strategies to gain exposure to certain markets or indices.

Warrants/Rights: Each Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit each Fund’s ability to exercise the warrants or rights at such times and in such quantities as each Fund would otherwise wish. During the year each Fund invested in warrants. Each Fund held no warrants or rights at the end of the year.

40	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

October 31, 2017

The effect of derivatives instruments on each Fund’s Statement of Assets and Liabilities as of October 31, 2017:

	Asset Derivatives
Risk Exposure	Statements of Assets and Liabilities Location	Fair Value
Clough Global Dividend and Income Fund
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	$2,563,190
		$2,563,190
Clough Global Equity Fund
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	$4,357,282
		$4,357,282
Clough Global Opportunities Fund
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	$9,986,943
		$9,986,943

	Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value
Clough Global Equity Fund
Equity Contracts (Total Return Swap Contracts)	Unrealized depreciation on total return swap contracts	$54,056
Total		$54,056
Clough Global Opportunities Fund
Equity Contracts (Total Return Swap Contracts)	Unrealized depreciation on total return swap contracts	$136,507
Total		$136,507

Annual Report | October 31, 2017	41

Clough Global Funds	Notes to Financial Statements

October 31, 2017

The effect of derivatives instruments on each Fund’s Statement of Operations for the year ended October 31, 2017:

Risk Exposure	Statements of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
Clough Global Dividend and Income Fund
Foreign Currency Contracts (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	$309,922	$(48,860)
Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	126,336	2,560,709
Equity Contracts (Warrants)	Net realized gain/(loss) on investment securities/ Net change in unrealized appreciation/(depreciation) on investment securities	(1,170)	(584)
Total		$435,088	$2,511,265

Clough Global Equity Fund
Foreign Currency Contracts (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	$680,641	$(108,006)
Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	78,786	4,399,180
Equity Contracts (Warrants)	Net realized gain/(loss) on investment securities/ Net change in unrealized appreciation/(depreciation) on investment securities	(1,957)	(979)
Total		$757,470	$4,290,195

Clough Global Opportunities Fund
Foreign Currency Contracts (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	$1,721,039	$(275,159)
Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	432,948	10,092,541
Equity Contracts (Warrants)	Net realized gain/(loss) on investment securities/ Net change in unrealized appreciation/(depreciation) on investment securities	(4,873)	(2,437)
Total		$2,149,114	$9,814,945

42	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

October 31, 2017

The average total return swap contracts notional amount during the year ended October 31, 2017, is noted below for each of the Funds.

Fund	Average Total Return Swap Contracts Notional Amount
Clough Global Dividend and Income Fund	$10,477,849
Clough Global Equity Fund	19,357,456
Clough Global Opportunities Fund	45,774,388

The average warrant value during the year ended October 31, 2017, is noted below for each of the Funds.

Fund	Average Warrant Market Value
Clough Global Dividend and Income Fund	$314
Clough Global Equity Fund	616
Clough Global Opportunities Fund	1,533

The average futures contracts notional amount during the year ended October 31, 2017, is noted below for each of the Funds.

Fund	Average Futures Contracts Notional Amount
Clough Global Dividend and Income Fund	$(2,183,153)
Clough Global Equity Fund	(3,757,888)
Clough Global Opportunities Fund	(9,678,979)

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

Annual Report | October 31, 2017	43

Clough Global Funds	Notes to Financial Statements

October 31, 2017

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of October 31, 2017.

Offsetting of Derivatives Assets

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Received(a)	Net Amount
Clough Global Dividend and Income Fund
Total Return Swap Contracts	$2,563,190	$–	$2,563,190	$–	$–	$2,563,190
Total	$2,563,190	$–	$2,563,190	$–	$–	$2,563,190

Clough Global Equity Fund
Total Return Swap Contracts	$4,357,282	$–	$4,357,282	$(54,056)	$–	$4,303,226
Total	$4,357,282	$–	$4,357,282	$(54,056)	$–	$4,303,226

Clough Global Opportunities Fund
Total Return Swap Contracts	$9,986,943	$–	$9,986,943	$(136,507)	$–	$9,850,436
Total	$9,986,943	$–	$9,986,943	$(136,507)	$–	$9,850,436

Offsetting of Derivatives Liabilities

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Pledged(a)	Net Amount
Clough Global Dividend and Income Fund
Total Return Swap Contracts	$–	$–	$–	$–	$–	$–
Total	$–	$–	$–	$–	$–	$–

Clough Global Equity Fund
Total Return Swap Contracts	$54,056	$–	$54,056	$(54,056)	$–	$–
Total	$54,056	$–	$54,056	$(54,056)	$–	$–

Clough Global Opportunities Fund
Total Return Swap Contracts	$136,507	$–	$136,507	$(136,507)	$–	$–
Total	$136,507	$–	$136,507	$(136,507)	$–	$–

(a)	These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged, which is disclosed in the Statement of Investments.

44	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

October 31, 2017

Restricted and Illiquid Securities: Although the Funds will invest primarily in publicly traded securities, they may invest a portion of their assets (generally, 5% of its value) in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

The Funds may invest in securities for which there is no readily available trading market or which are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act, and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by Clough pursuant to procedures adopted by the Board, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security.

The restricted securities held at October 31, 2017 are identified below and are also presented in the Funds' Statement of Investments:

Fund	Security	% of Net Assets	Acquisition Date	Shares	Cost	Fair Value
Clough Global Dividend and Income Fund	Fairway Energy LP	0.51%	6/30/2015	130,700	$1,307,000	$773,744
Total		0.51%			$1,307,000	$773,744

Clough Global Equity Fund	Fairway Energy LP	0.51%	6/30/2015	217,600	$2,176,000	$1,288,192
	Apellis Pharmaceuticals	0.12%	8/7/2017	56,297	308,731	308,731
	Sienna Biopharmaceuticals - Series B(a)	0.57%	4/12/2017	76,575	937,021	1,465,852
Total		1.20%			$3,421,752	$3,062,775

Clough Global Opportunities Fund	Fairway Energy LP	0.51%	6/30/2015	536,000	$5,360,000	$3,173,120
	Apellis Pharmaceuticals	0.12%	8/7/2017	139,701	766,117	766,117
	Sienna Biopharmaceuticals - Series B(a)	0.59%	4/12/2017	190,624	2,332,592	3,649,058
Total		1.22%			$8,458,709	$7,588,295

(a)	The Fund also invests in unrestricted securities of the same issuer. The fair value of restricted securities is 58.80% and 59.15%, respectively, of the total value of securities of the same issuer.

Income Taxes: Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. As of and during the year ended October 31, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Certain foreign countries impose a capital gains tax which is accrued by the Funds based on the unrealized appreciation, if any, on affected securities. Any accrual would reduce a Fund’s NAV. The tax is paid when the gain is realized and is included in capital gains tax in the Statements of Operations.

Distributions to Shareholders: Each Fund intends to make a dividend distribution each month to Common Shareholders after payment of interest on any outstanding borrowings. Any net capital gains earned by a Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by each Fund on the ex-dividend date. Each Fund has received approval from the Securities and Exchange Commission (the “Commission”) for exemption from Section 19(b) of the 1940 Act, and Rule 19b-1 there under permitting each Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of a Fund with respect to its Common Shares calls for periodic (e.g. quarterly/monthly) distributions in an amount equal to a fixed percentage of each Fund’s average net asset value over a specified period of time or market price per common share at or about the time of distributions or pay-out of a level dollar amount.

Effective August 2017, each Fund’s Board approved a managed dividend distribution rate of 10% of each Fund’s prior month average NAV. Subject to certain conditions, these distribution policies will remain in effect through July 2019, when each Board might consider reducing the amount to not less than the average distribution rate of a peer group of closed-end funds selected by the Board. During the fiscal year prior to August 2017, each Fund made the following level dividend distributions each month: Clough Global Dividend and Income Fund, $0.1032 per share on a monthly basis; Clough Global Equity Fund, $0.0989 on a monthly basis; and Clough Global Opportunities Fund, $0.0860 on a monthly basis.

Annual Report | October 31, 2017	45

Clough Global Funds	Notes to Financial Statements

October 31, 2017

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income and Dividend expense-short sales are recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as a Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations. Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis for both financial reporting and income tax purposes.

Counterparty Risk: Each of the Funds run the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of each Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. In addition, to the extent that each of the Funds use over-the-counter derivatives, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for each of the Funds.

Other Risk Factors: Investing in the Funds may involve certain risks including, but not limited to, the following:

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Funds. These events may have adverse effects on the Funds such as a decline in the value and liquidity of many securities held by the Funds, and a decrease in net asset value. Such unforeseen developments may limit or preclude the Funds’ ability to achieve their investment objective.

Investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may cause the securities held by the Funds to be subject to larger short-term declines in value.

The Funds may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Funds to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

Fixed income securities are subject to credit risk, which is the possibility that a security could have its credit rating downgraded or that the issuer of the security could fail to make timely payments or default on payments of interest or principal. Additionally, fixed income securities are subject to interest rate risk, meaning the decline in the price of debt securities that accompanies a rise in interest rates. Bonds with longer maturities are subject to greater price fluctuations than bonds with shorter maturities.

The Funds invest in bonds which are rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

2. TAXES

Classification of Distributions: Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds.

46	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

October 31, 2017

The tax character of the distributions paid by the Funds during the years ended October 31, 2017 and October 31, 2016, were as follows:

	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Clough Global Dividend and Income Fund
October 31, 2017	$3,908,415	$–	$9,527,880	$13,436,295
October 31, 2016	–	6,159,918	8,281,647	14,441,565
Clough Global Equity Fund
October 31, 2017	$2,298,935	$–	$19,645,484	$21,944,419
October 31, 2016	–	15,868,789	7,640,117	23,508,906
Clough Global Opportunities Fund
October 31, 2017	$6,976,864	$–	$48,235,156	$55,212,020
October 31, 2016	–	9,287,743	50,435,017	59,722,760

Components of Earnings: Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the year ended October 31, 2017, certain differences were reclassified. These differences relate primarily to the differing tax treatment of passive foreign investment companies (PFICs), foreign currencies, partnerships, paydowns and certain other investments.

The reclassifications were as follows:

	Undistributed Ordinary Income	Accumulated Capital Loss	Paid-in Capital
Clough Global Dividend and Income Fund	$33,827	$(30,580)	$(3,247)
Clough Global Equity Fund	3,086	3,029	(6,115)
Clough Global Opportunities Fund	264,851	(249,790)	(15,061)

Capital loss carryovers used during the year ended October 31, 2017, were:

Fund	Amount
Clough Global Dividend and Income Fund	$4,726,787
Clough Global Equity Fund	15,278,865
Clough Global Opportunities Fund	26,723,033

Capital losses deferred to the year ending October 31, 2018 were as follows:

Fund	Non-Expiring Short-Term	Non-Expiring Long-Term
Clough Global Dividend and Income Fund	$7,656,856	$–
Clough Global Equity Fund	6,150,225	–
Clough Global Opportunities Fund	43,260,709	–

The Funds elect to defer to the year ending October 31, 2018, late year ordinary losses in the amounts of:

Fund	Amount
Clough Global Equity Fund	$407,573
Clough Global Opportunities Fund	903,150

Annual Report | October 31, 2017	47

Clough Global Funds	Notes to Financial Statements

October 31, 2017

Tax Basis of Distributable Earnings: Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under GAAP.

As of October 31, 2017, the components of distributable earnings on a tax basis were as follows:

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
Accumulated net realized loss on investments	$(7,656,856)	$(6,150,225)	$(43,260,709)
Net unrealized appreciation on investments	15,801,447	34,417,900	72,058,523
Other accumulated losses	(35,006)	(465,851)	(1,046,706)
Total	$8,109,585	$27,801,824	$27,751,108

Tax Basis of Investments: Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of October 31, 2017, were as follows:

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
Gross appreciation (excess of value over tax cost)(a)	$30,014,112	$63,759,324	$138,246,620
Gross depreciation (excess of tax cost over value)(a)	(14,211,502)	(29,339,310)	(66,182,974)
Net depreciation (excess of tax cost over value) of foreign currency and derivatives	(1,163)	(2,114)	(5,123)
Net unrealized appreciation	$15,801,447	$34,417,900	$72,058,523
Cost of investments for income tax purposes	$201,112,717	$318,396,876	$806,952,815

(a)	Includes appreciation/(depreciation) on securities sold short.

The difference between book and tax basis unrealized appreciation is attributable primarily to wash sales and tax treatment of certain other investments.

3. CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized for each Fund.

The Board of each Fund announced, on April 20, 2015, that it had approved a share repurchase program in accordance with Section 23(c) of the 1940 Act. Under the share repurchase program, each Fund may purchase up to 5% of its outstanding common shares as of April 9, 2015, in the open market, through the Funds’ fiscal year end of October 31, 2015. The Board of Trustees of each Fund approved, in October 2015, to extend the share repurchase program through the Funds’ fiscal year end of October 31, 2016. The Board of each Fund approved, in December 2016, to extend the share repurchase program through the Funds’ fiscal year end of October 31, 2017. In April 2017, the Board temporarily suspended the share repurchase program in light of prevailing discount rates.

48	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

October 31, 2017

Transactions in common shares were as follows:

	Clough Global Dividend and Income Fund
	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016(1)
Common Shares Outstanding - beginning of period	10,392,606	10,392,606
Repurchase of Fund Shares	(12,700)	—
Common Shares Outstanding - end of period	10,379,906	10,392,606

Transactions in common shares were as follows:

	Clough Global Equity Fund
	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Common Shares Outstanding - beginning of period	17,653,305	17,653,305
Repurchase of Fund Shares	(12,200)	—
Common Shares Outstanding - end of period	17,641,105	17,653,305

Transactions in common shares were as follows:

	Clough Global Opportunities Fund
	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Common Shares Outstanding - beginning of period	51,574,059	51,574,059
Repurchase of Fund Shares	(15,000)	–
Common Shares Outstanding - end of period	51,559,059	51,574,059

(1)	Effective July 31, 2016, the Clough Global Allocation Fund name changed to Clough Global Dividend and Income Fund.

There were no shares repurchased during the year ended October 31, 2016. During the year ended October 31, 2017, 12,700, 12,200 and 15,000 shares of common stock were repurchased at a total purchase price of $155,239, $139,566 and $138,330 for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively. These transactions reflect a weighted average discount from net asset value per share of 10.50%, 10.40% and 16.16% for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively.

4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, excluding securities sold short intended to be held for less than one year and short-term securities, for the year ended October 31, 2017, are listed in the table below.

Fund	Cost of Investments Purchased	Proceeds From Investments Sold	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Clough Global Dividend and Income Fund	$273,810,725	$281,552,784	$27,686,719	$40,393,289
Clough Global Equity Fund	419,876,479	403,522,929	9,599,727	52,610,047
Clough Global Opportunities Fund	1,217,041,196	1,210,307,998	122,749,414	206,407,012

5. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Clough serves as each Fund’s investment adviser pursuant to an Investment Advisory Agreement (each an “Advisory Agreement” and collectively, the “Advisory Agreements”) with each Fund. As compensation for its services to the Fund, Clough receives an annual investment advisory fee of 0.70%, 0.90% and 1.00% based on Clough Global Dividend and Income Fund’s, Clough Global Equity Fund’s and Clough Global Opportunities Fund’s, respectively, average daily total assets, computed daily and payable monthly. ALPS Fund Services, Inc. (“ALPS”) serves as each Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with each Fund. As compensation for its services to each Fund, ALPS receives an annual administration fee based on each Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by each Fund, with the exception of advisory fees, trustees’ fees, portfolio transaction expenses, litigation expenses, taxes, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, costs of preferred shares, and extraordinary expenses.

Annual Report | October 31, 2017	49

Clough Global Funds	Notes to Financial Statements

October 31, 2017

Both Clough and ALPS are considered to be “affiliates” of the Funds as defined in the 1940 Act.

6. COMMITTED FACILITY AGREEMENT AND LENDING AGREEMENT

Each Fund entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) dated January 16, 2009, as amended, between each Fund and BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows each Fund to borrow funds from BNP. Each Fund is currently borrowing the maximum commitment covered by the agreement. Each Fund entered a Special Custody and Pledge Agreement (the “Pledge Agreement”) dated December 9, 2013, as amended, between each Fund, the Funds’ custodian, and BNP. As of October 31, 2016, the Pledge Agreement was assigned from BNP to BNP Paribas Prime Brokerage International, Ltd. Per the Pledge Agreement, borrowings under the Agreement are secured by assets of each Fund that are held by the Fund’s custodian in a separate account (the “pledged collateral”) valued at $132,394,606, $216,339,991 and $583,205,558 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively. Each Fund may, with 30 days notice, reduce the Maximum Commitment Financing (Initial Limit amount plus the increased borrowing amount in excess of the Initial Limit) to a lesser amount if drawing on the full amount would result in a violation of the applicable asset coverage requirement of Section 18 of the 1940 Act. Interest is charged at the three month LIBOR (London Inter-bank Offered Rate) plus 0.70% on the amount borrowed and 0.65% on the undrawn balance. Each Fund also pays a one-time arrangement fee of 0.25% on (i) the Initial Limit and (ii) any increased borrowing amount in the excess of the Initial Limit, paid in monthly installments for the six months immediately following the date on which borrowings were drawn by the Fund.

The Agreement was amended on October 31, 2016, to decrease the Maximum Commitment Financing, effective October 28, 2016, to $72,000,000, $113,000,000 and $292,000,000 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and the Clough Global Opportunities Fund, respectively. Prior to October 28, 2016 the Maximum Commitment Financing was $93,300,000, $156,000,000 and $388,900,000 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and the Clough Global Opportunities Fund, respectively. For the year ended October 31, 2017, the average borrowings outstanding for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund under the agreement were $72,000,000, $113,000,000 and $292,000,000, respectively, and the average interest rate for the borrowings was 1.88%. As of October 31, 2017, the outstanding borrowings for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $72,000,000, $113,000,000 and $292,000,000, respectively. The interest rate applicable to the borrowings of Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund on October 31, 2017, was 2.08%.

The Lending Agreement is a separate side-agreement between each Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by a Fund to BNP under the Agreement. The Lending Agreement is intended to permit each Fund to significantly reduce the cost of its borrowings under the Agreement. BNP has the ability to re-register the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. (It is each Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) Each Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by a Fund. During the year in which the Lent Securities are outstanding, BNP must remit payment to each Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by a Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to each Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with each Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, each Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. Each Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to each Fund’s custodian no later than three business days after such request. If a Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable for the ultimate delivery to each Fund’s custodian of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. Should the borrower of the securities fail financially, the Funds have the right to reduce the outstanding amount of the Current Borrowings against which the pledged collateral has been secured. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. Under the terms of the Lending Agreement, each Fund shall have the right to apply and set-off an amount equal to one hundred percent (100%) of the then current fair value of such Lent Securities against the Current Borrowings. As of October 31, 2017, the value of the Lent Securities for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $66,103,328, $99,173,783 and $256,933,010, respectively.

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Clough Global Funds	Notes to Financial Statements

October 31, 2017

The Board has approved each Agreement and the Lending Agreement. No violations of the Agreement or the Lending Agreement have occurred during the year ended October 31, 2017.

Each Fund receives income from BNP based on the value of the Lent Securities. This income is recorded as Hypothecated securities income on the Statements of Operations. The interest incurred on borrowed amounts is recorded as Interest on loan in the Statements of Operations, a part of Total Expenses.

7. OTHER

The Independent Trustees of each Fund receive from each Fund a quarterly retainer of $3,500 and an additional $1,500 for each board meeting attended. The Chairman of the Board of each Fund receives a quarterly retainer from each Fund of $4,200 and an additional $1,800 for each board meeting attended. The Chairman of the Audit Committee of each Fund receives a quarterly retainer from each Fund of $3,850 and an additional $1,650 for each board meeting attended. The per-meeting fees for each special telephonic board meeting are as follows: (i) $500 for each Independent Trustee; (ii) $600 for the Chairman of the Board; and (iii) $550 for the Chairman of the Audit Committee. The Independent Trustees will continue to not receive any additional fees for in-person or telephonic committee meetings.

8. RECENT ACCOUNTING PRONOUNCEMENT

In December 2016, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update (“ASU”) 2016-19, “Technical Corrections and Improvements.” It includes an update to Accounting Standards Codification Topic 820 (“Topic 820”), Fair Value Measurement. The update to Topic 820 clarifies the difference between a valuation approach and a valuation technique. It also requires disclosure when there has been a change in either or both a valuation approach and/or a valuation technique. The changes related to Topic 820 are effective for annual reporting periods, including interim periods within those annual periods, beginning after December 15, 2016. Management is currently evaluating the impact of the ASU to the financial statements.

9. SUBSEQUENT EVENT

On October 13, 2017 the Funds commenced tender offers which expired on November 10, 2017. Each Fund’s tender offer was oversubscribed, and as a result, Clough Global Equity Fund and Clough Global Opportunities Fund purchased 37.5% of its respective outstanding common shares of beneficial interest and Clough Global Dividend and Income Fund purchased 32.5% of its outstanding common shares of beneficial interest. A total of 4,998,066, 10,052,547 and 31,646,419 shares, for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively, were properly tendered and not withdrawn. The Funds accepted 3,373,469, 6,615,414 and 19,334,647 shares, for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively, for cash payment totaling $49,421,321, $95,394,270 and $232,209,110 at a purchase price of $14.65, $14.42 and $12.01 per common share for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively, which is 98.5% of the net asset value per common share determined as of the close of the regular trading session of the New York Stock Exchange on November 13, 2017. Accordingly, on a pro rata basis, Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund accepted approximately 67%, 66% and 61%, respectively, of the shares properly tendered.

The Committed Facility Agreement was amended on November 2, 2017, to decrease the Maximum Commitment Financing, effective November 15, 2017, to $55,000,000, $85,000,000 and $207,000,000 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and the Clough Global Opportunities Fund, respectively.

Annual Report | October 31, 2017	51

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Clough Global Dividend and Income Fund,
Clough Global Equity Fund, and
Clough Global Opportunities Fund

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (each a “Fund”, collectively the “Funds”) as of October 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the six periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, issuer, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund as of October 31, 2017, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the six periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
December 20, 2017

52	www.cloughglobal.com

Clough Global Funds	Dividend Reinvestment Plan

October 31, 2017 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting DST Sytems, Inc. (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in each Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re–invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever a Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non– participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from a Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open–Market Purchases”) on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open–Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex–dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open–Market Purchases. If, before the Plan Administrator has completed its Open–Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open–Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open–Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open–Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by a Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open–Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

Each Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, each Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105.

Annual Report | October 31, 2017	53

Clough Global Funds	Additional Information

October 31, 2017 (Unaudited)

FUND PROXY VOTING POLICIES & PROCEDURES

Each Fund’s policies and procedures used in determining how to vote proxies relating to portfolio securities are available on the Funds’ website at http://www.cloughglobal.com. Information regarding how each Fund voted proxies relating to portfolio securities held by each Fund for the period ended June 30, are available without charge, upon request, by contacting the Funds at 1-877-256-8445 and on the Commission’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N–Q within 60 days after the end of the period. Copies of the Funds’ Form N–Q are available without a charge, upon request, by contacting the Funds at 1–877– 256–8445 and on the Commission’s website at http://www.sec.gov. You may also review and copy Form N–Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1–800–SEC–0330.

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that each Fund may purchase at market prices from time to time shares of its common stock in the open market.

SHAREHOLDER MEETING

On August 3, 2017, the Funds held their annual meeting of Shareholders for the purpose of voting on a proposal to elect Trustees of the Funds. The results of the proposal for each Fund were as follows:

Clough Global Dividend and Income Fund

Proposal: To elect the following trustees to the Clough Global Dividend and Income Fund Board.

	Adam Crescenzi	Jerry Rutledge
For	6,024,371	6,025,131
Withheld	154,353	153,593

Clough Global Equity Fund

Proposal: To elect the following trustees to the Clough Global Equity Fund Board.

	Edmund Burke	Vincent Versaci	Clifford Weber
For	11,374,507	11,376,427	11,376,758
Withheld	296,591	294,671	294,340

Clough Global Opportunities Fund

Proposal: To elect the following trustees to the Clough Global Opportunities Fund Board.

	Robert Butler	Karen DiGravio	Kevin McNally
For	30,118,163	30,148,030	30,145,641
Withheld	1,874,256	1,844,389	1,846,778

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. Each Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for each Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

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Clough Global Funds	Additional Information

October 31, 2017 (Unaudited)

	Total Cumulative Distributions for the year ended October 31, 2017				% Breakdown of the Total Cumulative Distributions for the year ended October 31, 2017
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
Clough Global Dividend and Income Fund	$0.2098	$0.00000	$1.0844	$1.2942	16.21%	0.00%	83.79%	100.00%
Clough Global Equity Fund	$0.0653	$0.00000	$1.1785	$1.2438	5.25%	0.00%	94.75%	100.00%
Clough Global Opportunities Fund	$0.0312	$0.00000	$1.0396	$1.0708	2.91%	0.00%	97.09%	100.00%

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, each Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by each Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. Each Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

TAX DESIGNATIONS

The Funds hereby designate the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2016:

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
Corporate Dividends Received Deduction	22.59%	0.00%	0.00%
Qualified Dividend Income	35.72%	0.00%	0.00%

Please consult a tax advisor if you have questions about federal or state income tax laws, or how to prepare your tax returns.

Annual Report | October 31, 2017	55

Clough Global Funds	Trustees & Officers

October 31, 2017 (Unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of office and length of service with the Fund[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee During the Past Five Years
Non-Interested Trustees/Nominees
Robert L. Butler 1941	Chairman of the Board and Trustee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2018 GLQ: 2019 GLO: 2020	Since 2001, Mr. Butler has been an independent consultant for businesses. Mr. Butler has over 45 years’ experience in the investment business, including 17 years as a senior executive with a global investment management/natural resources company and 20 years with a securities industry regulation organization.	3	None
Adam D. Crescenzi 1942	Trustee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2020 GLQ: 2018 GLO: 2019	Mr. Crescenzi has served as the Founding Partner of Simply Tuscan Imports LLC since 2007. He has been a founder and investor of several start-up technology and service firms. He currently serves as an Associate Trustee of Dean College and previously served as a Trustee from 2003 to 2015. He also serves as a Director of two non-profit organizations and as a member of the Board of Governors for the Naples Botanical Gardens and the Club Pelican Bay. He retired from CSC Index as Executive Vice-President of Management Consulting Services.	3	None
Karen DiGravio 1969	Trustee	Trustee since: GLV: 2017 GLQ: 2017 GLO: 2017 Term expires: GLV: 2018 GLQ: 2019 GLO: 2020	Ms. DiGravio was a Partner, Chief Financial Officer and Chief Compliance Officer of Westfield Capital Management. Thereafter, she served as a member of the Westfield Advisory Board until 2015. Ms. DiGravio is co-chair of Connecticut College’s 1911 Society and is also a member of the college’s President’s Leadership Council.	3	None
Jerry G. Rutledge 1944	Trustee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2020 GLQ: 2018 GLO: 2019	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge was from 1994 to 2007 a Regent of the University of Colorado. In addition, Mr. Rutledge is currently serving as a Director of the University of Colorado Hospital. Mr. Rutledge also served as a Director of the American National Bank from 1985 to 2009.	3	Mr. Rutledge is currently a Trustee of the Financial Investors Trust and the Principal Real Estate Income Fund.

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Clough Global Funds	Trustees & Officers

October 31, 2017 (Unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of office and length of service with the Fund[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee During the Past Five Years
Non-Interested Trustees/Nominees
Hon. Vincent W. Versaci 1971	Trustee Nominee	Trustee since: GLV: 2013 GLQ: 2013 GLO: 2013 Term expires: GLV: 2019 GLQ: 2020 GLO: 2018	Judge Versaci has served as a Judge in the New York State Courts since January 2003. Currently, Judge Versaci is assigned as an Acting Supreme Court Justice and also presides over the Surrogate’s Court for Schenectady County, New York. Previously, Judge Versaci has served as an Adjunct Professor at Schenectady County Community College and a practicing attorney with an emphasis on civil and criminal litigation primarily in New York State Courts.	3	None
Clifford J. Weber 1963	Trustee	Trustee since: GLV: 2017 GLQ: 2017 GLO: 2017 Term expires: GLV: 2019 GLQ: 2020 GLO: 2018	Mr. Weber is the founder of Financial Products Consulting Group, LLC (a consulting firm). Prior to starting Financial Products Consulting Group, he was the Executive Vice President – Global Index and Exchange Traded Products of the NYSE, a subsidiary of Intercontinental Exchange, from 2013 to 2015. Previously, Mr. Weber was the Executive Vice President – Head of Strategy and Product Development of NYSE Liffe U.S., a division of NYSE Euronext, from 2008 to 2013, and held various positions with the American Stock Exchange from 1990 to 2008.	4	Mr. Weber is currently a Trustee of Clough Funds Trust, Janus Detroit Street Trust, Clayton Street Trust, Elevation ETF Trust.

Annual Report | October 31, 2017	57

Clough Global Funds	Trustees & Officers

October 31, 2017 (Unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of office and length of service with the Fund[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee During the Past Five Years
Interested Trustees4 / Nominees
Edmund J. Burke[5] 1961	Trustee and President	Trustee since: GLV: 2006 GLQ: 2006 GLO: 2006 Term expires: GLV: 2019 GLQ: 2020 GLO: 2018 President: GLV: 2004 GLQ: 2005 GLO: 2006	Mr. Burke joined ALPS in 1991 and is currently Director and President of ALPS Holdings, Inc. (a wholly-owned subsidiary of DST), and President and Director of ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc., and ALPS Portfolio Solutions Distributor, Inc. Mr. Burke is also Director of Boston Financial Data Services. Mr. Burke is deemed an affiliate of the Fund as defined under the 1940 Act.	5	Mr. Burke is also Trustee and President of Financial Investors Trust, ALPS ETF Trust, and Clough Funds Trust, a Trustee and Vice President of the Liberty All-Star Equity Fund, Trustee, and is a Director and Vice President of the Liberty All-Star Growth Fund, Inc.
Kevin McNally 1969	Trustee	Trustee since: GLV: 2017 GLQ: 2017 GLO: 2017 Term expires: GLV: 2018 GLQ: 2019 GLO: 2020	Mr. McNally has over 24 years of industry experience focusing almost exclusively on closed-end funds. Mr. McNally is currently a Managing Director at Clough and serves as the portfolio manager for an investment fund advised by Clough that invests primarily in closed-end funds. Prior to joining Clough Capital Partners L.P. in 2014, he served as the Director of Closed- End Funds at ALPS Fund Services, Inc. from 2003 to 2014, was Director of Closed-End Fund and ETF Research at Smith Barney, a division of Citigroup Global Markets, Inc. from 1998 to 2003, and Director of Closed-End Fund and ETF Marketing at Morgan Stanley Dean Witter Discover & Co. from 1997 to 1998. Previously, he was an analyst covering closed-end funds in the Mutual Fund Research Department at Merrill Lynch, Pierce, Fenner, & Smith, Inc. from 1994 to 1997, and also was Manager of the Closed-End Fund Marketing Department at Prudential Securities from 1992 to 1994. Mr. McNally received a Bachelor of Arts degree from the University of Massachusetts at Amherst in 1991 and an MBA in Finance from New York University’s Stern School of Business in 1998.	4	Mr. McNally is also Trustee of Clough Funds Trust.

58	www.cloughglobal.com

Clough Global Funds	Trustees & Officers

October 31, 2017 (Unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of office and length of service with the Fund[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee During the Past Five Years
Officers
Jeremy O. May 1970	Treasurer	Officer since[7] GLV: 2004 GLQ: 2005 GLO: 2006	Mr. May joined ALPS in 1995 and is currently President and Director of ALPS, ALPS Distributors, Inc., and ALPS Portfolio Solutions Distributor, Inc., and Executive Vice President and Director of ALPS Advisors, Inc. and ALPS Holdings, Inc. Mr. May is also President and Trustee of ALPS Series Trust, the Reaves Utility Income Fund and Elevation ETF Trust. Mr. May is also President of RiverNorth Opportunities Fund, Inc. Mr. May is currently on the Board of Directors of the University of Colorado Foundation.	N/A	N/A
Karen S. Gilomen, 1970	Secretary	Officer since[7] GLV: 2017 GLQ: 2017 GLO: 2017	Ms. Gilomen joined ALPS in August 2016 as Vice President and Senior Counsel. Prior to joining ALPS, Ms. Gilomen was Vice President - General Counsel & CCO of Monticello Associates, Inc. from 2010 to 2016. Ms. Gilomen is also the Secretary of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Financial Investors Trust and Reaves Utility Income Fund, and the Assistant Secretary of the WesMark Funds.	N/A	N/A
Ted Uhl, 1974	Interim Chief Compliance Officer (“CCO”)	Officer since[7] GLV: 2017 GLQ: 2017 GLO: 2017	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Mr. Uhl is also CCO of the Boulder Growth & Income Fund, Inc., Centre Funds, Elevation ETF Trust, Financial Investors Trust, Index Funds, Reality Shares ETF Trust, Reaves Utility Income Fund and XAI Octagon Floating Rate & Alternative Income Term Trust and the Interim CCO of Clough Funds Trust.	N/A	N/A

Annual Report | October 31, 2017	59

Clough Global Funds	Trustees & Officers

October 31, 2017 (Unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of office and length of service with the Fund[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee During the Past Five Years
Officers
Jill Kerschen, 1975	Assistant Treasurer	Officer since[7] GLV: 2017 GLQ: 2017 GLO: 2017	Ms. Kerschen joined ALPS in July 2013 and is currently Vice President and Fund Controller. She currently serves as Treasurer of Reaves Utility Income Fund and Clough Funds Trust. Prior to joining ALPS she spent twelve years at Great-West Financial in various fund administration roles, with the last seven years being in fund administration, tax and compliance, specifically related to mutual funds, collective trusts and separate accounts. At Great-West Financial, Ms. Kerschen served as the Senior Manager, Financial Reporting and as Assistant Treasurer for the mutual funds & the investment adviser. Prior to joining Great-West Financial, Ms. Kerschen worked at Oppenheimer Funds in fund administration. Ms. Kerschen holds a BS in Finance from Kansas State University.	N/A	N/A
Sareena Khwaja-Dixon 1980	Assistant Secretary	Officer since[7] GLV: 2016 GLQ: 2016 GLO: 2016	Ms. Khwaja-Dixon joined ALPS in August 2015 and is currently Senior Counsel and Vice President of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Khwaja-Dixon served as a Senior Paralegal/Paralegal for Russell Investments (2011 – 2015). Ms. Khwaja-Dixon is also Secretary of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., and Assistant Secretary of Clough Funds Trust.	N/A	N/A
Jennifer A. Craig 1973	Assistant Secretary	Officer since[7] GLV: 2016 GLQ: 2016 GLO: 2016	Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager of ALPS. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Ms. Craig is also Assistant Secretary of Financial Investors Trust, ALPS Series Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc., and Clough Funds Trust.	N/A	N/A

[1]	Address: 1290 Broadway, Suite 1100, Denver, Colorado 80203, unless otherwise noted.
[2]	GLV commenced operations July 28, 2004, GLQ commenced operations April 27, 2005, and GLO commenced operations April 25, 2006.
[3]	The Fund Complex for all Trustees, except Mr. Rutledge, Mr. Weber, Mr. McNally and Mr. Burke, consists of the Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund. The Fund Complex for Mr. Rutledge consists of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund and Clough China Fund, a series of the Financial Investors Trust. The Fund Complex for Mr. Burke consists of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Clough China Fund, a series of the Financial Investors Trust, and Clough Global Long-Short Fund, a series of Clough Funds Trust. The Fund Complex for Mr. Weber and Mr. McNally consists of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, and Clough Global Long-Short Fund, a series of Clough Funds Trust.
[4]	“Interested Trustees” refers to those Trustees who constitute “interested persons” of the Fund as defined in the 1940 Act.
[5]	Mr. Burke is considered to be an “Interested Trustee” because he is President of the Fund.
[6]	Mr. McNally is considered to be an “Interested Trustee” because of his affiliation with Clough, which acts as the Fund’s investment adviser.
[7]	Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.

60	www.cloughglobal.com

Clough Global Funds	Privacy Policy

October 31, 2017 (Unaudited)

The Funds are committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. The following policy is in effect with respect to nonpublic personal information about Fund customers:

●	Only such information received from you, through application forms or otherwise, and information about your Fund transactions will be collected.

●	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

●	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

●	The Funds do not currently obtain consumer information. If the Funds were to obtain consumer information at any time in the future, appropriate procedural safeguards that comply with federal standards to protect against unauthorized access to and properly dispose of consumer information would be employed.

For more information about the Funds’ privacy policies call (877) 256-8445 (toll-free).

Annual Report | October 31, 2017	61

Item 2. Code of Ethics.

(a)	The Registrant, as of the end of the period covered by the report, has adopted a Code of Ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not Applicable.

(c)	During the period covered, by this report, no amendments were made to the provisions of the Code of Ethics adopted in 2 (a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the Code of Ethics adopted in 2 (a) above were granted.

(e)	Not Applicable.

(f)	The Registrant’s Code of Ethics is attached as Exhibit 13.A.1 hereto.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the registrant has as least one audit committee financial expert serving on its Audit Committee. The Board of Trustees has designated Karen DiGravio as the Registrant’s “audit committee financial expert.” Ms. DiGravio is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accounting Fees and Services.

The following table sets forth the aggregate audit and non-audit fees billed to the registrant for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant, Cohen & Company, Ltd. (“Cohen”).

	Fiscal year ended October 31, 2017	Fiscal year ended October 31, 2016
(a) Audit Fees (1)	$20,500	$20,500
(b) Audit-Related Fees (2)	0	0
(c ) Tax Fees (3)	3,000	3,000
(d) All Other Fees (4)	0	0
(g) Aggregate Non-Audit Fees (5)	3,000	3,000

(1)	Audit Fees are fees billed for professional services rendered by Cohen for the audit of the registrant’s annual financial statements and for the services that are normally provided by Cohen in connection with the statutory and regulatory filings or engagements.
(2)	Audit-Related Fees are fees billed for assurance and related services by Cohen that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the caption “Audit Fees”.
(3)	Tax Fees are fees billed for professional services rendered by Cohen for tax compliance, tax advice and tax planning. In all periods shown in the table, such services consisted of preparation of the registrant’s annual tax returns, excise tax returns, and review of dividend distribution calculation fees.
(4)	All Other Fees are fees billed for products and services provided by Cohen, other than the services reported under the captions “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.
(5)	Aggregate Non-Audit Fees are non-audit fees billed by Cohen for services rendered to the registrant, the registrant’s investment adviser (the “Adviser”) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the registrant (collectively, the “Covered Entities”). The Aggregate Non-Audit Fee includes the Tax Fees disclosed pursuant to Footnote 3 above. During all periods shown in the table, no portion of such fees related to services rendered by Cohen to the Adviser or any other Covered Entity.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal auditors must be pre-approved by the Registrant's Audit Committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

Item 5. Audit Committee of Listed Registrant.

The registrant has a separately designated standing Audit Committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:

Robert L. Butler

Adam D. Crescenzi

Clifford J. Weber

Karen DiGravio, Committee Chairman

Jerry G. Rutledge

Hon. Vincent W. Versaci

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit Ex.99. Item 7, is a copy of the policies and procedures of Clough Capital Partners L.P. (“Clough”), the investment adviser of the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies, January 8, 2018

Portfolio Managers Name	Title	Length of Service	Business Experience: 5 Years
Charles I. Clough, Jr.	CEO, Partner and Portfolio Manager	Since Inception	Founding Partner Clough Capital Partners L.P. Portfolio Manager for pooled investment accounts, separately managed accounts, and investment companies for over 17 years.
Robert Zdunczyk	Portfolio Manager & Fixed Income Analyst	Since 12/21/11	Mr. Zdunczyk has over 18 years of industry experience which includes analysis of fixed income securities, fixed income trading, equity research, portfolio management, and accounting. He has been an Analyst at Clough Capital Partners L.P. since 2005, where he has been managing fixed income portfolios, specialty finance equity research and fixed income trading.

(a)(2) As of October 31, 2017, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

Portfolio Managers Name	Registered Investment Companies	Other Pooled Investment Vehicles (1)	Other Accounts(2)	Material Conflicts If Any
Charles I. Clough, Jr.	3 Accounts $ 677.9 million Total Assets	3 Accounts $ 714.9 million Total Assets	1 Account $ 262.9 million Total Assets	See below (3)
Robert Zdunczyk	2 Accounts $ 641.1 million Total Assets		1 Account $262.9 million Total Assets	See below (3)

(1) The advisory fees are based in part on the performance for each account.

(2) The advisory fee is based in part on the performance for the account.

(3)Material Conflicts:

Material conflicts of interest may arise as a result of the fact that the Portfolio Managers also have day-to-day management responsibilities with respect to both the Registrant and the various accounts listed above (collectively with the Registrant, the “Accounts”). These potential conflicts include:

Limited Resources. The Portfolio Managers cannot devote their full time and attention to the management of each of the Accounts. Accordingly, the Portfolio Managers may be limited in their ability to identify investment opportunities for each of the Accounts that are as attractive as might be the case if the Portfolio Managers were to devote substantially more attention to the management of a single Account. The effects of this potential conflict may be more pronounced where the Accounts have different investment strategies.

Limited Investment Opportunities. If the Portfolio Managers identify a limited investment opportunity that may be appropriate for more than one Account, the investment opportunity may be allocated among several Accounts. This could limit any single Account’s ability to take full advantage of an investment opportunity that might not be limited if the Portfolio Managers did not provide investment advice to other Accounts.

Different Investment Strategies. The Accounts managed by the Portfolio Managers have differing investment strategies. If the Portfolio Managers determine that an investment opportunity may be appropriate for only some of the Accounts or decide that certain of the Accounts should take different positions with respect to a particular security, the Portfolio Managers may effect transactions for one or more Accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other Accounts.

Variation in Compensation. A conflict of interest may arise where Clough or Clough Associates, LLC, as applicable, is compensated differently by the Accounts that are managed by the Portfolio Managers. If certain Accounts pay higher management fees or performance-based incentive fees, the Portfolio Managers might be motivated to prefer certain Accounts over others. The Portfolio Managers might also be motivated to favor Accounts in which they have a greater ownership interest or Accounts that are more likely to enhance the Portfolio Managers’ performance record or to otherwise benefit the Portfolio Managers.

Selection of Brokers. The Portfolio Managers select the brokers that execute securities transactions for the Accounts that they supervise. In addition to executing trades, some brokers provide the Portfolio Managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The Portfolio Managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the Accounts that they manage, since the research and other services provided by brokers may be more beneficial to some Accounts than to others.

(a)(3) Portfolio Manager Compensation as of October 31, 2017.

The Portfolio Manager Charles Clough owns 84.15% of Clough. He receives a fixed base salary determined based on market factors. Additionally, Clough distributes substantially all of its annual net profits to its partners with Mr. Clough receiving a majority share and the remainder being divided between the James Canty Trust of 2012, with an additional smaller share allocated to eight income partners, including Mr. Zdunczyk. Mr. Zdunczyk also receives a fixed base salary based on market factors.

(a)(4) Dollar Range of Securities Owned as of October 31, 2017.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Charles I. Clough, Jr.	$500,001 - $1,000,000
Robert Zdunczyk	$5,000 - $10,000

 Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

None.

Item 10. Submission of Matters to Vote of Security Holders.

On October 12, 2017, the Board of Trustees of the Registrant adopted bylaws of the Registrant (the “Bylaws”) that designate procedures by which shareholders may submit proposals to the Registrant’s Board of Trustees. A summary of these procedures, along with the pertinent section of the By-Laws referenced is below:

•	Certain actions must be approved by “Continuing Trustees,” which is defined to include any Trustee that has served for a certain period of time, or is a successor to a Continuing Trustee, and is not affiliated with any parties that may seek to enter certain into special arrangements with a Trust. (Introduction)

•	Trustees may require that proxies be voted in-person or by written proxy in the case of shareholder proposals or contested proxies. (2.2)

•	Shareholders must hold at least 10% of the shares entitled to vote in order to require an Inspector of Election to be appointed. (2.4)

•	At least 10 business days’ advance notice is required for any request for the minutes of the last shareholder meeting and shareholder list to be available for inspection. (2.5)

•	A person must be a shareholder at the time of making a proposal and at the time the annual meeting is held and a shareholder making a proposal must provide certain information to the Trust. (2.6)

•	The Chairman of the meeting may determine if a proposal is properly brought before a special meeting. (2.7)

•	A shareholder (or its duly authorized representative) must be present at the shareholder meeting in order for the shareholder’s proposal to be acted upon at the meeting. (2.8)

•	A shareholder is required to comply with any applicable requirements of the Securities Exchange Act with respect to submitting a proposal. (2.9)

•	A majority of the Trustees (rather than any two Trustees) may call a meeting of the Board; and Trustees can participate in a meeting by any election means that permits the Trustee to hear and be heard by the other participants. (3.1)

•	Trustees may require that a Trustee sign a non-disclosure agreement as a condition of the Trustee’s service as a Trustee of the Trust. (3.5)

•	Trustees may require that a Trustee sign an acknowledgement of the policies of the Trust as a condition of the Trustee’s service as a Trustee of the Trust. (3.6)

•	A candidate for Trustee must meet certain specific qualifications to serve as a Trustee (unless waived by resolution of a majority of the Board). (3.7)

•	Requests to inspect the records of the Trust must give at least 10 days’ notice. (5.1 and 5.2)

•	A shareholder requesting the records of a Trust must follow a procedure and permits the Board or officers of the Trust to impose reasonable restrictions on the use of the records. (5.5)

•	Shareholders wishing to enter into litigation against or on behalf of a Trust must meet certain requirements, including that shareholders must make a demand upon the Trustees before entering into any derivative lawsuits; shareholders are restricted from bringing direct lawsuits, such as those in the Northstar v. Schwab case, unless they have suffered a unique harm; shareholders wishing to engage in a derivative lawsuit must hold a minimum number of shares of a Trust and reimburse the Trustees for any counsel or other advisers retained by the Trustees to consider the merits of a shareholder’s allegations. (6.10)

•	Any derivative suit or action claiming breach of duty of a Trustee must be brought in the courts located in Boston, Massachusetts. (6.11)

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	For the fiscal year ended October 31, 2018, the registrant had the following dollar amounts of income and fees/compensation related to its securities lending activities to report:

Gross Income[1]	Revenue Split[2]	Cash Collateral Management Fees[3]	Administrative Fees[4]	Indemnification Fees[5]	Rebates to Borrowers	Other Fees	Total Costs of the Securities Lending Activities	Net Income from the Securities Lending Activities
$347,528	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$347,528

(b)	The registrant has a credit facility with BNP Paribas Prime Brokerage, Inc. (BNP). Pursuant to the credit facility agreements and subject to conditions, BNP is authorized to hypothecate certain securities held by a third party custodian.

[1]	Gross income includes income from the reinvestment of cash collateral.

[2]	Revenue split represents the share of revenue generated by the securities lending program and paid to State Street.

[3]	Cash collateral management fees include fees deducted from a pooled cash collateral reinvestment vehicle that are not included in the revenue split.

[4]	These administrative fees are not included in the revenue split.

[5]	These indemnification fees are not included in the revenue split.

Item 13. Exhibits.

(a)(1) The Code of Ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer is attached hereto as Exhibit 13.A.1.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

(c) The Proxy Voting Policies and Procedures are attached hereto as Ex99. Item 7.

(d) Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated September 21, 2009, the form of 19(a) Notices to Beneficial Owners are attached hereto as Exhibit 13(d).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL OPPORTUNITIES FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer

Date:	January 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

CLOUGH GLOBAL OPPORTUNITIES FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer

Date:	January 8, 2018

By:	/s/ Jeremy O. May
Jeremy O. May
Treasurer/Principal Financial Officer

Date:	January 8, 2018